UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21619

Nuveen S&P 500 Buy-Write Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

BXMX
Nuveen S&P 500 Buy-Write Income Fund

DIAX
Nuveen Dow 30SM Dynamic Overwrite Fund

SPXX
Nuveen S&P 500 Dynamic Overwrite Fund

QQQX
Nuveen Nasdaq 100 Dynamic Overwrite Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft and Michael T. Buckius are co-portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Keith Hembre, CFA, and David Friar serve as co-portfolio managers.

Here the portfolio managers discuss their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2015.

What key strategies were used to manage the Funds during this six-month reporting period ended June 30, 2015?

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the reporting period ended June 30, 2015, BXMX invested in an equity portfolio which sought to track the price movements of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing BXMX to less risk than unhedged equity investments. The portion of the Fund subject to the overwrite sacrifices some of its upside potential in exchange for the premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total return relative to the S&P 500® Index. In rising markets, the options can hurt the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund currently expects to carry out its principal investment strategy by emphasizing single name options on individual stocks in the DJIA. It also employs an expanded range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund currently expects to emphasize index call options on the S&P 500® Index and can also now employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside protection.

The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indexes and can also now write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this six-month reporting period ended June 30, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the six-month, one-year, five-year, ten-year and since inception periods ended June 30, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index. For the six-month reporting period ended June 30, 2015, BXMX shares at NAV outperformed its comparative index the S&P 500® Index , while SPXX underperformed the S&P 500® Index. DIAX outperformed its comparative index, the Dow Jones Industrial Average and QQQX underperformed it comparative index, the NASDAQ 100® Index.

6	Nuveen Investments

BXMX

Call option premiums added to the Fund’s return in five of the six months ended June 30, 2015, except during February 2015, when the S&P 500® Index advanced 5.75%. As detailed below, the BXMX outperformed its secondary benchmark the Chicago Board Options Exchange’s (CBOE) S&P 500 Buy-Write Index (BXM) in January, February and May while underperforming in March, April and June. In January, adjusting strike prices in the days prior to the BXM call contract approaching expiration when implied volatility was relatively elevated, contributed to the BXMX’s outperformance for the month. Writing call options with short time-to-expiration and relatively high annualized premiums when the CBOE Volatility Index was still in the high teens in early February helped the BXMX outperform the BXM.

In March, the BXMX underperformed the BXM. March’s underperformance was due primarily to the BXM having a very advantageous contract roll as its February index call contract approached expiration on March 20th. The S&P 500® Index had a return of 0.90% that day and a majority of the market’s return came early in the day when the BXM was exposed to the market while its roll was implemented. That market exposure helped the BXM to a 0.89% return on March 20th, while BXMX had a return of 0.29%.

The BXMX underperformed the BXM in April primarily due to the index call option written by the BXM in March having a strike price that was further out-of-the-money than the weighted average strike price of the BXMX’s index call option portfolio at the beginning of the month. This allowed the BXM to have greater participation in the market advance over the first two weeks of April.

In May, most of the Fund’s return advantage occurred on May 15th, when the BXM rolled to its new call option contract expiring in June. With the market declining that morning, while the BXM was unhedged during the execution of its contract roll, the Fund was able to remain hedged throughout the trading day and outperform the BXM.

The BXMX lost 0.52% in June, underperforming the BXM. Underperformance in June was primarily due to the index call option written by the BXM in May having a strike price that was further out-of-the-money than the weighted average strike price of the Fund’s index call option portfolio for most of the month. This allowed the BXM to have greater participation in the market advance over the first three weeks of June and exceed the Fund’s return of 1.15% through June 23th. At the end of the month, BXMX’s lower weighted average call option strike price helped earn back a portion of that underperformance as the Fund declined 1.65% from June 23th through the June 30th, outperforming the BXM.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

From January through the beginning of February 2015, implied volatility, as measured by the CBOE Volatility Index (VIX), was generally higher. During that time, the Fund had a higher overwrite percentage of 65% to 75%, which helped the Fund outperform as the Index declined. In the second half of the first quarter, however, volatility declined and the Fund still had a high overwrite level when the market began to rebound, which detracted from performance. During that time, the overwrite level ranged from approximately 40% to 75%. As we moved into the second half of the reporting period, U.S. equities traded within a tight band. Market peaks tended to fall around option expiration dates, making it risky to deviate from benchmark strike levels. These factors, combined with low levels of volatility premiums in the market, made the second half of the reporting period a challenging one for relative outperformance. Given the market conditions and uncertainty surrounding a number of near-term macroeconomic events, our strategy during the second half of the reporting period was to manage the Fund defensively. The overwrite levels were kept only modestly above

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

the passive benchmark, averaging 61.5% versus 55.0% for the benchmark. Further, the strike level of the options written in DIAX was kept very close to the levels in the CBOE DJIA BuyWrite Index.

Several other factors contributed to the Fund’s outperformance. The Fund is able to sell put options on up to 5% of its portfolio. We took advantage of this and the premium received contributed to the Fund’s performance. Also boosting performance were custom baskets of options.

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

From January through the beginning of February 2015, implied volatility, as measured by the CBOE Volatility Index (VIX), was generally higher. During that time, the Fund had a higher overwrite percentage of 65% to 75%, which helped the Fund outperform as the Index declined. However, volatility declined near the end of February throughout March and the Fund still had a high overwrite level when the market began to rebound. This detracted from performance. During the second half of the reporting period, U.S. equities traded within a tight band. The S&P 500® Index advanced only 0.3%, its lowest quarterly gain since the fourth quarter of 2012. Market peaks tended to fall around option expiration dates, making it a risky to deviate from benchmark strike levels. These factors, combined with low levels of volatility premiums in the market, made the second half of the reporting period a challenging one for relative outperformance. Given the market conditions and uncertainty surrounding a number of near-term macroeconomic events, our strategy during the second half of the reporting period was to manage the Fund defensively. The overwrite levels were kept only modestly above the passive benchmark for most of the second half reporting period, averaging 61.5% versus 55.0% for the benchmark. Further, the strike level of the options written in SPXX was kept very close to the levels in the CBOE S&P 500 Buy-Write Index.

The Fund sold NASDAQ-100 Index calls, which expired at the end of March. This also detracted from performance as the calls kept the Fund from more fully participating in the NASDAQ’s rebound in February and March.

The Fund is able to sell put options on up to 5% of its portfolio. We took advantage of this and the premium received contributed to the Fund’s performance. Also boosting performance were custom baskets of options.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

From January through the beginning of February 2015, implied volatility, as measured by the CBOE Volatility Index (VIX), was generally higher. During that time, the Fund had a higher overwrite percentage of 65% to 75%, which helped the Fund’s performance as the Index declined. In late February through March, however, volatility declined and the Fund still had a high overwrite level when the market began to rebound, which detracted from performance. During that period, the overwrite level ranged from approximately 40% to 75%. During the second half of the reporting period, U.S. equities traded within a tight band. Market peaks tended to fall around option expiration dates, making it a risky to

8	Nuveen Investments

deviate from benchmark strike levels. These factors, combined with low levels of volatility premiums in the market, made the second half of the reporting period a challenging one for relative outperformance. Given the market conditions and uncertainty surrounding a number of near-term macroeconomic events, our strategy during the second half of the reporting period was to manage the Fund defensively. The overwrite levels were kept only modestly above the passive benchmark for most second half of the reporting period, averaging 61.5% versus 55.0% for the benchmark. Further, the strike level of the options written in QQQX was kept very close to the levels in the CBOE NASDAQ-100 BuyWrite Index.

The Fund is able to sell put options on up to 5% of its portfolio. We took advantage of this and the premium received contributed to the Fund’s performance. Also boosting performance were custom baskets of options.

Nuveen Investments	9

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of May 31, 2015, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has adopted a managed distribution program. The goal of a Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income. Important points to understand about Nuveen fund managed distributions are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in each Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether each Fund’s returns for the specified time periods were sufficient to meet their distributions.

10	Nuveen Investments

Data as of 5/31/2015

	Inception Date	Per Share Distribution		Monthly NII[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	Annualized Total Return on NAV			YTD Distribution Rate on NAV[4]
Fund		Quarterly	Monthly Equivalent					1-Year	5-Year	YTD

BXMX	10/2004	$0.2490	$0.0830	$0.0145	$0.6717	$5.6064	7.11%	7.54%	10.75%	4.51%	3.55%
DIAX	4/2005	$0.2660	$0.0887	$0.0200	$0.4187	$5.5260	6.29%	7.98%	12.70%	2.16%	3.14%
SPXX	11/2005	$0.2610	$0.0870	$0.0161	$0.2960	$6.3800	6.63%	6.08%	11.22%	2.62%	3.31%
QQQX	1/2007	$0.3500	$0.1167	$0.0084	$0.4984	$10.9659	6.80%	17.51%	17.30%	5.57%	3.40%
[1]	NII is net investment income, which is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of each Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of 5/31/2015

		Current Quarter			Calendar YTD
		Estimated Source of Distribution			Estimated Per Share Amounts
Fund	Per Share Distribution	NII[1]	Realized Gains	Return of Capital[2]	Distributions[3]	NII[1]	Realized Gains	Return of Capital[2]
BXMX	$0.2490	17.3%	82.7%	0.0%	$0.4980	$0.0862	$0.4118	$—
DIAX	$0.2660	25.0%	75.0%	0.0%	$0.5320	$0.1328	$0.3992	$—
SPXX	$0.2610	18.9%	56.7%	24.4%	$0.5220	$0.0987	$0.2960	$0.1273
QQQX	$0.3500	9.3%	71.2%	19.5%	$0.7000	$0.0650	$0.4984	$0.1366
[1]	NII is net investment income and is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital my be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares Cumulatively Repurchased and Retired	460,238	0	383,763	0
Shares Authorized for Repurchase	3,845,000	1,200,000	1,615,000	1,855,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

Nuveen Investments	11

Share Information (continued)

OTHER SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$13.69	$16.38	$15.26	$19.90
Share Price	$12.82	$14.85	$13.68	$18.45
Premium/(Discount) to NAV	(6.36)%	(9.34)%	(10.35)%	(7.29)%
6-Month Average Premium/(Discount) to NAV	(6.89)%	(8.78)%	(9.20)%	(5.95)%

12	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX

Nuveen Investments	13

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
BXMX at NAV	3.98%	6.10%	11.15%	5.70%
BXMX at Share Price	10.01%	5.63%	10.33%	4.96%
S&P 500® Index	1.23%	7.42%	17.34%	7.89%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Repurchase Agreements	3.9%
Other Assets Less Liabilities	(2.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)1

Apple, Inc.	4.1%
Exxon Mobil Corporation	2.0%
Microsoft Corporation	2.0%
Berkshire Hathaway Inc., Class B	1.9%
Johnson & Johnson	1.7%

Portfolio Composition

(% of total investments)1

Pharmaceuticals	6.1%
Oil, Gas & Consumable Fuels	5.9%
Banks	5.9%
Technology Hardware, Storage & Peripherals	4.8%
Internet Software & Services	4.4%
Software	3.9%
Media	3.5%
Biotechnology	3.4%
Health Care Providers & Services	3.3%
Semiconductors & Semiconductor Equipment	2.7%
Insurance	2.6%
IT Services	2.5%
Aerospace & Defense	2.5%
Specialty Retail	2.5%

Diversified Financial Services	2.4%
Machinery	2.3%
Food & Staples Retailing	2.3%
Chemicals	2.3%
Internet & Catalog Retail	2.2%
Industrial Conglomerates	2.2%
Capital Markets	2.2%
Beverages	2.2%
Health Care Equipment & Supplies	1.9%
Household Products	1.9%
Diversified Telecommunication Services	1.9%
Repurchase Agreements	3.8%
Other	18.4%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	15

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
DIAX at NAV	0.50%	5.70%	12.98%	7.57%
DIAX at Share Price	(0.27)%	(0.74)%	10.60%	6.41%
Dow Jones Industrial Average (DJIA)	0.03%	7.21%	15.41%	8.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Common Stocks	93.9%
Exchange-Traded Funds	6.2%
Repurchase Agreements	0.9%
U.S. Government and Agency Obligations	0.8%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Top Five Issuers

(as a % of total long-term investments)1

Goldman Sachs Group, Inc.	7.4%
International Business Machines Corporation (IBM)	5.8%
3M Co.	5.5%
Boeing Company	4.9%
SPDR® Dow Jones® Industrial Average ETF Trust	4.8%

Portfolio Composition

(as a % of total investments)1

Aerospace & Defense	8.7%
IT Services	8.0%
Capital Markets	7.3%
Pharmaceuticals	6.6%
Industrial Conglomerates	6.3%
Oil, Gas & Consumable Fuels	6.3%
Technology Hardware, Storage & Peripherals	4.4%
Health Care Providers & Services	4.3%
Media	4.0%

Specialty Retail	3.9%
Textiles, Apparel & Luxury Goods	3.8%
Insurance	3.4%
Hotels, Restaurants & Leisure	3.3%
Machinery	3.0%
Exchange-Traded Funds	6.0%
Repurchase Agreements	0.9%
U.S. Government and Agency Obligations	0.8%
Other	19.0%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	17

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
SPXX at NAV	1.12%	3.56%	11.44%	5.62%
SPXX at Share Price	(0.70)%	1.77%	10.02%	4.68%
S&P 500® Index	1.23%	7.42%	17.34%	7.51%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using investment strategy that differed from those currently in place.

Since inception returns are from 11/22/05. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Common Stocks	95.8%
Exchange-Traded Funds	4.2%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Top Five Issuers

(as a % of total long-term investments)1

Apple, Inc.	4.5%
SPDR® S&P 500® ETF	4.2%
Exxon Mobil Corporation	2.2%
Microsoft Corporation	2.1%
Johnson & Johnson	1.8%

Portfolio Composition

(as a % of total investments)1

Pharmaceuticals	7.1%
Banks	6.6%
Oil, Gas & Consumable Fuels	6.3%
Technology Hardware, Storage & Peripherals	5.1%
Internet Software & Services	4.0%
Biotechnology	3.3%
Media	3.2%
Software	3.1%
Health Care Providers & Services	3.1%
IT Services	2.9%
Machinery	2.6%
Aerospace & Defense	2.6%
Chemicals	2.5%
Food & Staples Retailing	2.5%

Specialty Retail	2.3%
Industrial Conglomerates	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Diversified Telecommunication Services	2.1%
Diversified Financial Services	2.1%
Health Care Equipment & Supplies	2.0%
Insurance	2.0%
Household Products	2.0%
Beverages	2.0%
Capital Markets	1.8%
Exchange-Traded Funds	4.1%
Repurchase Agreements	1.7%
Other	18.5%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	19

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
QQQX at NAV	3.77%	12.61%	18.35%	10.23%
QQQX at Share Price	(0.52)	5.59%	18.02%	9.10%
Nasdaq 100® Index	4.42%	15.58%	21.81%	12.42%

Since inception returns are from 1/30/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Common Stocks	97.5%
Exchange-Traded Funds	3.8%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(as a % of total long-term investments)1

Apple, Inc.	14.5%
Microsoft Corporation	6.9%
Amazon.com, Inc.	4.5%
Facebook Inc., Class A Shares	3.8%
Gilead Sciences, Inc.	3.7%

Portfolio Composition

(as a % of total investments)1

Technology Hardware, Storage & Peripherals	14.8%
Internet Software & Services	14.6%
Biotechnology	10.5%
Software	8.3%
Internet & Catalog Retail	6.1%
Semiconductors & Semiconductor Equipment	5.5%
Communications Equipment	5.5%

Media	4.9%
Health Care Providers & Services	2.8%
Pharmaceuticals	1.9%
IT Services	1.7%
Exchange-Traded Funds	3.7%
Repurchase Agreements	0.6%
Other	19.1%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for BXMX and SPXX; at this meeting the shareholders were asked to elect Board Members.

	BXMX	SPXX
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	87,429,921	13,811,844
Withhold	1,759,961	428,169
Total	89,189,882	14,240,013
William J. Schneider
For	87,450,775	13,759,546
Withhold	1,739,107	480,467
Total	89,189,882	14,240,013
Thomas S. Schreier, Jr.
For	87,504,202	13,804,805
Withhold	1,685,680	435,208
Total	89,189,882	14,240,013

22	Nuveen Investments

BXMX

Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 98.4% (5)

	Aerospace & Defense – 2.5%

67,004	Boeing Company	$9,294,795
85,468	Honeywell International Inc.	8,715,172
8,874	Huntington Ingalls Industries Inc.	999,124
28,502	Northrop Grumman Corporation	4,521,272
54,744	Raytheon Company	5,237,906
63,296	United Technologies Corporation	7,021,425
	Total Aerospace & Defense	35,789,694

	Air Freight & Logistics – 0.7%

104,952	United Parcel Service, Inc., Class B	10,170,898

	Airlines – 0.3%

85,004	United Continental Holdings Inc., (2)	4,506,062

	Auto Components – 0.2%

22,233	Cooper Tire & Rubber Company	752,142
85,832	Gentex Corporation	1,409,361
	Total Auto Components	2,161,503

	Automobiles – 0.6%

388,012	Ford Motor Company	5,824,060
50,303	Harley-Davidson, Inc.	2,834,574
	Total Automobiles	8,658,634

	Banks – 6.0%

914,632	Bank of America Corporation	15,567,037
262,997	Citigroup Inc.	14,527,954
33,724	Comerica Incorporated	1,730,716
71,851	Fifth Third Bancorp	1,495,938
86,613	First Horizon National Corporation	1,357,226
289,842	JP Morgan Chase & Co.	19,639,694
29,619	Lloyds Banking Group PLC, ADR	160,831
188,500	U.S. Bancorp	8,180,900
408,071	Wells Fargo & Company	22,949,913
	Total Banks	85,610,209

	Beverages – 2.2%

317,900	Coca-Cola Company	12,471,217
33,462	Monster Beverage Corporation, (2)	4,484,577
153,014	PepsiCo, Inc.	14,282,327
	Total Beverages	31,238,121

	Biotechnology – 3.5%

74,396	Amgen Inc.	11,421,274
4,500	Biogen Inc., (2)	1,817,730
136,504	Celgene Corporation, (2)	15,798,290
175,601	Gilead Sciences, Inc.	20,559,365
	Total Biotechnology	49,596,659

	Building Products – 0.1%

4,369	Allegion PLC	262,752
42,748	Masco Corporation	1,140,089
	Total Building Products	1,402,841

Nuveen Investments	23

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Capital Markets – 2.2%

201,302	Charles Schwab Corporation	$6,572,510
28,291	Eaton Vance Corporation	1,107,027
57,390	Goldman Sachs Group, Inc.	11,982,458
78,237	Legg Mason, Inc.	4,031,553
150,485	Morgan Stanley	5,837,313
47,635	Waddell & Reed Financial, Inc., Class A	2,253,612
	Total Capital Markets	31,784,473

	Chemicals – 2.3%

128,057	Dow Chemical Company	6,552,677
112,864	E.I. Du Pont de Nemours and Company	7,217,653
76,574	Eastman Chemical Company	6,265,285
65,907	Monsanto Company	7,025,027
48,329	Olin Corporation	1,302,467
19,983	Potash Corporation of Saskatchewan Inc.	618,874
80,712	RPM International, Inc.	3,952,467
	Total Chemicals	32,934,450

	Commercial Services & Supplies – 0.3%

14,145	Deluxe Corporation	876,990
26,475	Pitney Bowes Inc.	550,945
28,908	R.R. Donnelley & Sons Company	503,866
60,369	Waste Management, Inc.	2,798,103
	Total Commercial Services & Supplies	4,729,904

	Communications Equipment – 1.4%

9,698	ADTRAN, Inc.	157,593
3,408	Ciena Corporation, (2)	80,701
371,982	Cisco Systems, Inc.	10,214,626
36,243	Motorola Solutions Inc.	2,078,174
117,004	QUALCOMM, Inc.	7,327,961
11,034	Viavi Solutions, Inc., (2)	127,774
	Total Communications Equipment	19,986,829

	Consumer Finance – 1.0%

89,615	American Express Company	6,964,878
84,491	Discover Financial Services	4,868,371
77,393	Navient Corporation	1,409,327
77,393	SLM Corporation, (2)	763,869
	Total Consumer Finance	14,006,445

	Containers & Packaging – 0.3%

3,177	Avery Dennison Corporation	193,606
69,728	Packaging Corp. of America	4,357,303
5,718	Sonoco Products Company	245,073
	Total Containers & Packaging	4,795,982

	Distributors – 0.2%

23,190	Genuine Parts Company	2,076,201

	Diversified Consumer Services – 0.0%

7,623	Apollo Education Group, Inc., (2)	98,184

	Diversified Financial Services – 2.4%

193,497	Berkshire Hathaway Inc., Class B, (2)	26,336,877
41,332	CME Group, Inc.	3,846,356
9,793	FNFV Group, (2)	150,616
12,616	Intercontinental Exchange, Inc.	2,821,064
39,312	Leucadia National Corporation	954,495
	Total Diversified Financial Services	34,109,408

24	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 1.9%

345,821	AT&T Inc.	$12,283,562
20,819	CenturyLink Inc.	611,662
192,058	Frontier Communications Corporation	950,687
285,057	Verizon Communications Inc.	13,286,507
3,033	Windstream Holdings Inc.	19,351
	Total Diversified Telecommunication Services	27,151,769

	Electric Utilities – 1.3%

57,289	Companhia Energetica de Minas Gerais, Sponsored ADR	218,271
55,671	Duke Energy Corporation	3,931,486
98,619	Great Plains Energy Incorporated	2,382,635
89,635	OGE Energy Corp.	2,560,872
48,546	Pepco Holdings, Inc.	1,307,829
11,931	Pinnacle West Capital Corporation	678,755
162,938	Southern Company	6,827,102
	Total Electric Utilities	17,906,950

	Electrical Equipment – 1.0%

52,322	Eaton Corporation PLC	3,531,212
76,676	Emerson Electric Company	4,250,151
11,240	Hubbell Incorporated, Class B	1,217,067
44,800	Rockwell Automation, Inc.	5,583,872
	Total Electrical Equipment	14,582,302

	Electronic Equipment, Instruments & Components – 0.2%

151,993	Corning Incorporated	2,998,822

	Energy Equipment & Services – 1.4%

8,826	Diamond Offshore Drilling, Inc.	227,799
26,944	Ensco PLC, Class A	600,043
139,879	Halliburton Company	6,024,589
72,619	Patterson-UTI Energy, Inc.	1,366,326
138,938	Schlumberger Limited	11,975,066
78	Tidewater Inc.	1,773
	Total Energy Equipment & Services	20,195,596

	Food & Staples Retailing – 2.4%

126,797	CVS Health Corporation	13,298,469
115,558	Kroger Co.	8,379,111
69,240	SUPERVALU INC., (2)	560,152
72,491	Walgreens Boots Alliance Inc.	6,121,140
68,690	Wal-Mart Stores, Inc.	4,872,182
	Total Food & Staples Retailing	33,231,054

	Food Products – 0.7%

252,157	Mondelez International Inc., Class A	10,373,739

	Gas Utilities – 0.4%

21,816	AGL Resources Inc.	1,015,753
46,601	Atmos Energy Corporation	2,389,699
44,518	National Fuel Gas Company	2,621,665
4,901	ONE Gas Inc.	208,587
	Total Gas Utilities	6,235,704

Nuveen Investments	25

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.9%

163,485	Abbott Laboratories	$8,023,844
40,852	Baxter International, Inc.	2,856,780
1,463	Halyard Health Inc., (2)	59,252
36,821	Hill-Rom Holdings Inc.	2,000,485
62,936	Hologic Inc., (2)	2,395,344
2,456	Intuitive Surgical, Inc., (2)	1,189,932
148,378	Medtronic, PLC	10,994,810
	Total Health Care Equipment & Supplies	27,520,447

	Health Care Providers & Services – 3.3%

47,337	Aetna Inc.	6,033,574
52,620	Anthem Inc.	8,637,047
69,194	Brookdale Senior Living Inc., (2)	2,401,032
89,014	Express Scripts Holding Company, (2)	7,916,905
42,009	HCA Holdings Inc., (2)	3,811,056
39,774	Henry Schein Inc., (2)	5,652,681
15,942	Kindred Healthcare Inc.	323,463
101,713	UnitedHealth Group Incorporated	12,408,986
	Total Health Care Providers & Services	47,184,744

	Health Care Technology – 0.2%

38,826	Cerner Corporation, (2)	2,681,324

	Hotels, Restaurants & Leisure – 1.0%

41,805	Carnival Corporation	2,064,749
2,272	Interval Leisure Group Inc.	51,915
4,969	Las Vegas Sands Corp.	261,220
85,801	McDonald’s Corporation	8,157,101
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,717,405
15,729	Wynn Resorts Ltd	1,551,980
	Total Hotels, Restaurants & Leisure	13,804,370

	Household Durables – 0.8%

2,893	Garmin Limited	127,089
50,944	KB Home	845,670
112,138	Newell Rubbermaid Inc.	4,609,993
1,285	Tupperware Brands Corporation	82,934
28,733	Whirlpool Corporation	4,972,246
	Total Household Durables	10,637,932

	Household Products – 1.9%

112,988	Colgate-Palmolive Company	7,390,545
34,108	Kimberly-Clark Corporation	3,614,425
209,355	Procter & Gamble Company	16,379,935
	Total Household Products	27,384,905

	Industrial Conglomerates – 2.3%

68,629	3M Co.	10,589,455
638,566	General Electric Company	16,966,699
24,839	Roper Technologies, Inc.	4,283,734
	Total Industrial Conglomerates	31,839,888

	Insurance – 2.6%

107,121	Allstate Corporation	6,948,939
92,845	American International Group, Inc.	5,739,678
34,937	Arthur J. Gallagher & Co.	1,652,520
40,755	CNO Financial Group Inc.	747,854
29,385	FNF Group	1,086,951
65,958	Genworth Financial Inc., Class A, (2)	499,302
74,204	Hartford Financial Services Group, Inc.	3,084,660
2,764	Kemper Corporation	106,552

26	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

77,588	Lincoln National Corporation	$4,594,761
161,940	Marsh & McLennan Companies, Inc.	9,181,998
35,787	Travelers Companies, Inc.	3,459,171
	Total Insurance	37,102,386

	Internet & Catalog Retail – 2.3%

38,228	Amazon.com, Inc., (2)	16,594,393
30,273	HSN, Inc.	2,124,862
370	Lands’ End Inc, (2)	9,187
8,140	Netflix Inc., (2)	5,347,492
7,208	Priceline Group, Inc. (The), (2)	8,299,075
	Total Internet & Catalog Retail	32,375,009

	Internet Software & Services – 4.5%

50,540	Akamai Technologies, Inc., (2)	3,528,703
150,929	eBay Inc., (2)	9,091,963
203,647	Facebook Inc., Class A Shares, (2)	17,465,785
32,276	Google Inc., Class A, (2)	17,430,331
21,910	Google Inc., Class C Shares, (2)	11,404,374
20,261	IAC/InterActiveCorp	1,613,991
55,336	VeriSign, Inc., (2)	3,415,338
	Total Internet Software & Services	63,950,485

	IT Services – 2.6%

4,939	Alliance Data Systems Corporation, (2)	1,441,892
115,333	Automatic Data Processing, Inc.	9,253,167
83,491	Fidelity National Information Services, Inc.	5,159,744
56,245	International Business Machines Corporation (IBM)	9,148,812
170,320	Visa Inc., Class A	11,436,988
	Total IT Services	36,440,603

	Leisure Products – 0.2%

29,141	Mattel, Inc.	748,632
18,145	Polaris Industries Inc.	2,687,456
	Total Leisure Products	3,436,088

	Machinery – 2.4%

91,577	Caterpillar Inc.	7,767,561
36,891	Cummins Inc.	4,839,730
21,151	Deere & Company	2,052,705
39,621	Graco Inc.	2,814,280
35,953	Hillenbrand Inc.	1,103,757
36,751	Ingersoll-Rand PLC, Class A	2,477,752
12,886	Joy Global Inc.	466,473
16,893	Parker Hannifin Corporation	1,965,163
10,877	Snap-on Incorporated	1,732,162
22,230	SPX Corporation	1,609,230
47,536	Stanley Black & Decker Inc.	5,002,689
57,774	Timken Company	2,112,795
	Total Machinery	33,944,297

	Media – 3.6%

37,547	CBS Corporation, Class B	2,083,859
222,231	Comcast Corporation, Class A	13,364,972
6,400	DISH Network Corporation, Class A, (2)	433,344
86,999	New York Times Company (The), Class A	1,187,536

Nuveen Investments	27

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Media (continued)

186,868	News Corporation, Class A Shares, (2)	$2,726,404
2,025	News Corporation Class B Shares, (2)	28,836
92,661	Omnicom Group, Inc.	6,439,013
31,371	Regal Entertainment Group, Class A	655,968
207,442	Walt Disney Company	23,677,430
	Total Media	50,597,362

	Metals & Mining – 0.6%

253,192	Alcoa Inc.	2,823,091
20,083	Barrick Gold Corporation	214,085
62,035	Freeport-McMoRan, Inc.	1,155,092
148,596	Hecla Mining Company	390,807
38,316	Newmont Mining Corporation	895,062
24,595	Nucor Corporation	1,083,902
41,917	Southern Copper Corporation	1,232,779
156	TimkenSteel Corporation	4,210
	Total Metals & Mining	7,799,028

	Multiline Retail – 1.1%

4,000	Family Dollar Stores, Inc.	315,240
80,174	Macy’s, Inc.	5,409,340
67,816	Nordstrom, Inc.	5,052,292
14,738	Sears Holdings Corporation, (2)	393,505
59,302	Target Corporation	4,840,822
	Total Multiline Retail	16,011,199

	Multi-Utilities – 1.1%

102,253	Ameren Corporation	3,852,893
57,390	Consolidated Edison, Inc.	3,321,733
15,734	NorthWestern Corporation	767,033
157,390	Public Service Enterprise Group Incorporated	6,182,279
32,433	WEC Energy Group, Inc.	1,458,529
	Total Multi-Utilities	15,582,467

	Oil, Gas & Consumable Fuels – 6.1%

118,053	California Resources Corporation	713,040
9,051	Cenovus Energy Inc.	144,907
184,150	Chevron Corporation	17,764,951
159,197	ConocoPhillips	9,776,288
53,708	CONSOL Energy Inc.	1,167,612
66,781	Continental Resources Inc., (2)	2,830,847
181,113	Encana Corporation	1,995,865
335,043	Exxon Mobil Corporation	27,875,578
40,814	Hess Corporation	2,729,640
81,683	Occidental Petroleum Corporation	6,352,487
62,632	ONEOK, Inc.	2,472,711
2,376	PetroChina Company Limited, ADR	263,285
93,255	Phillips 66	7,512,623
23,753	Suncor Energy, Inc.	653,683
58,070	Valero Energy Corporation	3,635,182
	Total Oil, Gas & Consumable Fuels	85,888,699

	Pharmaceuticals – 6.2%

161,773	AbbVie Inc.	10,869,528
171,532	Bristol-Myers Squibb Company	11,413,739
116,215	Eli Lilly and Company	9,702,790
244,236	Johnson & Johnson	23,803,241
251,757	Merck & Company Inc.	14,332,526
525,734	Pfizer Inc.	17,627,861
	Total Pharmaceuticals	87,749,685

28	Nuveen Investments

Shares	Description (1)	Value

	Professional Services – 0.1%

18,195	Manpowergroup Inc.	$1,626,269

	Real Estate Investment Trust – 1.8%

32,859	Annaly Capital Management Inc.	301,974
69,995	Apartment Investment & Management Company, Class A	2,584,915
109,496	Brandywine Realty Trust	1,454,107
34,687	CBL & Associates Properties Inc.	561,929
3,639	Communications Sales & Leasing, Inc.	89,956
185,124	CubeSmart	4,287,472
57,235	DCT Industrial Trust Inc.	1,799,468
17,768	Equity Commonwealth, (2)	456,105
58,810	Health Care REIT, Inc.	3,859,700
42,070	Healthcare Realty Trust, Inc.	978,548
25,724	Hospitality Properties Trust	741,366
168,278	Lexington Realty Trust	1,426,997
55,742	Liberty Property Trust	1,796,007
17,263	Medical Properties Trust Inc.	226,318
19,790	MFA Financial, Inc.	146,248
26,716	Senior Housing Properties Trust	468,866
42,454	Ventas Inc.	2,635,969
34,826	Weyerhaeuser Company	1,097,019
	Total Real Estate Investment Trust	24,912,964

	Road & Rail – 0.4%

59,230	Norfolk Southern Corporation	5,174,333

	Semiconductors & Semiconductor Equipment – 2.7%

98,918	Altera Corporation	5,064,602
89,419	Analog Devices, Inc.	5,739,359
122,324	Broadcom Corporation, Class A	6,298,463
473,514	Intel Corporation	14,401,928
38,906	Intersil Corporation, Class A	486,714
15,324	Lam Research Corporation	1,246,607
81,111	Linear Technology Corporation	3,587,540
24,776	Microchip Technology Incorporated	1,175,002
27,856	NVIDIA Corporation	560,184
	Total Semiconductors & Semiconductor Equipment	38,560,399

	Software – 4.0%

103,298	Activision Blizzard Inc.	2,500,845
93,084	Adobe Systems Incorporated, (2)	7,540,735
61,718	Autodesk, Inc., (2)	3,090,529
28,116	CDK Global Inc.	1,517,702
621,537	Microsoft Corporation	27,440,859
260,115	Oracle Corporation	10,482,635
55,570	Salesforce.com, Inc., (2)	3,869,339
	Total Software	56,442,644

	Specialty Retail – 2.5%

8,222	Abercrombie & Fitch Co., Class A	176,855
32,842	American Eagle Outfitters, Inc.	565,539
68,470	Best Buy Co., Inc.	2,232,807
46,645	CarMax, Inc., (2)	3,088,365
7,749	CST Brands Inc.	302,676
50,159	Gap, Inc.	1,914,569
101,196	Home Depot, Inc.	11,245,911
50,590	L Brands Inc.	4,337,081
130,011	Lowe’s Companies, Inc.	8,706,837

Nuveen Investments	29

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail (continued)
944	Ross Stores, Inc.	$45,888
13,465	Tiffany & Co.	1,236,087
28,637	TJX Companies, Inc.	1,894,910
	Total Specialty Retail	35,747,525

	Technology Hardware, Storage & Peripherals – 4.9%

455,176	Apple, Inc.	57,090,450
239,417	EMC Corporation	6,318,215
118,686	Hewlett-Packard Company	3,561,766
65,269	NetApp, Inc.	2,059,889
	Total Technology Hardware, Storage & Peripherals	69,030,320

	Textiles, Apparel & Luxury Goods – 0.2%

35,220	VF Corporation	2,456,243

	Thrifts & Mortgage Finance – 0.1%

50,725	Hudson City Bancorp, Inc.	501,162
40,800	MGIC Investment Corporation, (2)	464,303
	Total Thrifts & Mortgage Finance	965,465

	Tobacco – 1.5%

197,076	Altria Group, Inc.	9,638,986
99,883	Philip Morris International Inc.	8,007,619
53,678	Reynolds American Inc.	4,007,598
5,632	Vector Group Ltd.	132,126
	Total Tobacco	21,786,329

	Wireless Telecommunication Services – 0.0%

116,407	Sprint Corporation, (2)	530,816
	Total Long-Term Investments (cost $844,253,674)	1,395,496,658

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.9%

	REPURCHASE AGREEMENTS – 3.9%

$54,826	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $54,826,426, collateralized by $56,920,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $55,923,900	0.000%	7/01/15	$54,826,426
	Short-Term Investments (cost $54,826,426)			54,826,426
	Total Investments (cost $899,080,100) – 102.3%			1,450,323,084
	Other Assets Less Liabilities – (2.3)% (3)			(32,661,929)
	Net Assets – 100%			$1,417,661,155

30	Nuveen Investments

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Number of Contracts	Description	Notional Amount (4)	Expiration Date	Strike Price	Value
(622)	S&P 500® Index	$(131,242,000)	7/10/15	$2,110	$(261,240)
(773)	S&P 500® Index	(160,397,500)	7/17/15	2,075	(1,615,570)
(707)	S&P 500® Index	(148,470,000)	7/17/15	2,100	(692,860)
(736)	S&P 500® Index	(155,664,000)	7/17/15	2,115	(397,440)
(811)	S&P 500® Index	(172,337,500)	7/17/15	2,125	(271,685)
(768)	S&P 500® Index	(158,592,000)	7/24/15	2,065	(2,342,400)
(730)	S&P 500® Index	(151,475,000)	8/21/15	2,075	(2,653,550)
(741)	S&P 500® Index	(155,610,000)	8/21/15	2,100	(1,748,760)
(811)	S&P 500® Index	(172,337,500)	8/21/15	2,125	(1,102,960)
(6,699)	Total Options Written (premiums received $26,365,814)	$(1,406,125,500)			$(11,086,465)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	31

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 93.9%

	Aerospace & Defense – 8.9%

210,000	Boeing Company, (4)	$29,131,200
210,000	United Technologies Corporation	23,295,300
	Total Aerospace & Defense	52,426,500

	Banks – 2.4%

210,000	JP Morgan Chase & Co.	14,229,600

	Beverages – 1.4%

210,000	Coca-Cola Company	8,238,300

	Capital Markets – 7.4%

210,000	Goldman Sachs Group, Inc., (4)	43,845,900

	Chemicals – 2.3%

210,000	E.I. Du Pont de Nemours and Company, (4)	13,429,500

	Communications Equipment – 1.0%

210,000	Cisco Systems, Inc., (4)	5,766,600

	Consumer Finance – 2.8%

210,000	American Express Company, (4)	16,321,200

	Diversified Telecommunication Services – 1.6%

210,000	Verizon Communications Inc.	9,788,100

	Food & Staples Retailing – 2.5%

210,000	Wal-Mart Stores, Inc., (4)	14,895,300

	Health Care Providers & Services – 4.3%

210,000	UnitedHealth Group Incorporated	25,620,000

	Hotels, Restaurants & Leisure – 3.4%

210,000	McDonald's Corporation	19,964,700

	Household Products – 2.9%

210,000	Procter & Gamble Company, (4)	16,430,400
5,000	Spectrum Brands Inc.	509,950
	Total Household Products	16,940,350

	Industrial Conglomerates – 6.4%

210,000	3M Co., (4)	32,403,000
210,000	General Electric Company, (4)	5,579,700
	Total Industrial Conglomerates	37,982,700

	Insurance – 3.4%

210,000	Travelers Companies, Inc.	20,298,600

	IT Services – 8.2%

210,000	International Business Machines Corporation (IBM), (4)	34,158,600
210,000	Visa Inc., Class A	14,101,500
	Total IT Services	48,260,100

32	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 3.0%

210,000	Caterpillar Inc., (4)	$17,812,200

	Media – 4.0%

210,000	Walt Disney Company	23,969,400

	Oil, Gas & Consumable Fuels – 6.4%

210,000	Chevron Corporation, (4)	20,258,700
210,000	Exxon Mobil Corporation, (4)	17,472,000
	Total Oil, Gas & Consumable Fuels	37,730,700

	Pharmaceuticals – 6.7%

210,000	Johnson & Johnson	20,466,600
210,000	Merck & Company Inc.	11,955,300
210,000	Pfizer Inc.	7,041,300
	Total Pharmaceuticals	39,463,200

	Semiconductors & Semiconductor Equipment – 1.1%

210,000	Intel Corporation	6,387,150

	Software – 1.6%

210,000	Microsoft Corporation	9,271,500

	Specialty Retail – 3.9%

210,000	Home Depot, Inc.	23,337,300

	Technology Hardware, Storage & Peripherals – 4.5%

210,000	Apple, Inc.	26,339,250

	Textiles, Apparel & Luxury Goods – 3.8%

210,000	Nike, Inc., Class B	22,684,200
	Total Common Stocks (cost $367,959,851)	555,002,350

Shares	Description (1), (2)	Value

	EXCHANGE-TRADED FUNDS – 6.2%

160,000	SPDR® Dow Jones® Industrial Average ETF Trust	$28,131,200
40,000	SPDR® S&P 500® ETF	8,234,000
	Total Exchange-Traded Funds (cost $37,182,252)	36,365,200
	Total Long-Term Investments (cost $405,142,104)	591,367,550

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 0.9%

$5,142	Repurchase Agreement with Fixed Income Clearing Corporation, date 6/30/15, repurchase price $5,141,571, collateralized by $5,340,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $5,246,550	0.000%	7/01/15	N/A	$5,141,571

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%

5,000	U.S. Treasury Bills	0.000%	11/12/15	AAA	4,999,395
	Total Short-Term Investments (cost $10,139,305)				10,140,966
	Total Investments (cost $415,281,409) – 101.8%				601,508,516
	Other Assets Less Liabilities – (1.8)% (5)				(10,499,650)
	Net Assets – 100%				$591,008,866

Nuveen Investments	33

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value
(110)	3M Co.	Over-the-Counter	UBS	$(1,816,111)	10/01/15	$165.1010	$(12,866)
(110)	American Express Company	Over-the-Counter	UBS	(914,760)	10/01/15	83.1600	(9,570)
(110)	Apple, Inc.	Over-the-Counter	HSBC	(1,476,255)	10/01/15	134.2050	(27,456)
(110)	Boeing Company	Over-the-Counter	UBS	(1,632,730)	10/01/15	148.4300	(17,853)
(110)	Caterpillar Inc.	Over-the-Counter	UBS	(998,327)	10/01/15	90.7570	(12,034)
(110)	Chevron Corporation	Over-the-Counter	UBS	(1,135,453)	10/01/15	103.2230	(8,173)
(110)	Cisco Systems, Inc.	Over-the-Counter	UBS	(323,202)	10/01/15	29.3820	(3,509)
(110)	Coca-Cola Company	Over-the-Counter	HSBC	(461,736)	10/01/15	41.9760	(2,541)
(110)	E.I. Du Pont de Nemours and Company	Over-the-Counter	UBS	(752,692)	10/01/15	68.4265	(8,899)
(110)	Exxon Mobil Corporation	Over-the-Counter	UBS	(979,264)	10/01/15	89.0240	(5,170)
(110)	General Electric Company	Over-the-Counter	UBS	(312,730)	10/01/15	28.4300	(2,343)
(110)	Goldman Sachs Group, Inc.	Over-the-Counter	UBS	(2,457,458)	10/01/15	223.4053	(30,730)
(110)	Home Depot, Inc.	Over-the-Counter	HSBC	(1,307,999)	10/01/15	118.9090	(12,716)
(110)	IBM Corporation	Over-the-Counter	UBS	(1,914,508)	10/01/15	174.0462	(17,946)
(110)	Intel Corporation	Over-the-Counter	HSBC	(357,984)	10/01/15	32.5440	(6,424)
(110)	Johnson & Johnson	Over-the-Counter	HSBC	(1,147,102)	10/01/15	104.2820	(5,148)
(110)	JPMorgan Chase & Co.	Over-the-Counter	HSBC	(797,533)	10/01/15	72.5030	(7,304)
(110)	McDonald’s Corporation	Over-the-Counter	HSBC	(1,118,975)	10/01/15	101.7250	(9,515)
(110)	Merck & Co. Inc.	Over-the-Counter	UBS	(670,066)	10/01/15	60.9151	(5,500)
(110)	Microsoft Corporation	Over-the-Counter	HSBC	(519,651)	10/01/15	47.2410	(7,920)
(70)	NASDAQ 100® Index	Exchange-Traded	—	(31,850,000)	7/17/15	4,550.0000	(60,900)
(110)	Nike, Inc.	Over-the-Counter	JPMorgan Chase	(1,271,395)	10/01/15	115.5814	(14,604)
(110)	Pfizer Inc.	Over-the-Counter	UBS	(394,648)	10/01/15	35.8771	(2,420)
(110)	Procter & Gamble Company	Over-the-Counter	UBS	(920,885)	10/01/15	83.7168	(3,740)
(120)	Russell 2000® Index	Exchange-Traded	—	(15,240,000)	7/17/15	1,270.0000	(124,800)
(120)	Russell 2000® Index	Exchange-Traded	—	(15,600,000)	7/17/15	1,300.0000	(28,500)
(90)	S&P 400® Index	Over-the-Counter	JPMorgan Chase	(14,207,202)	7/28/15	1,578.5780	(11,010)
(870)	S&P 500® Index	Exchange-Traded	—	(184,440,000)	7/17/15	2,120.0000	(369,750)
(490)	S&P 500® Index	Exchange-Traded	—	(104,125,000)	7/17/15	2,125.0000	(164,150)
(110)	Travelers Companies, Inc.	Over-the-Counter	UBS	(1,137,688)	10/01/15	103.4262	(7,590)
(110)	United Technologies Corporation	Over-the-Counter	HSBC	(1,305,645)	10/01/15	118.6950	(9,757)
(110)	UnitedHealth Group Incorporated	Over-the-Counter	JPMorgan Chase	(1,435,940)	10/01/15	130.5400	(24,970)
(110)	Verizon Communications Inc.	Over-the-Counter	UBS	(548,600)	10/01/15	49.8727	(2,200)
(110)	Visa Inc.	Over-the-Counter	Deutsche Bank	(790,350)	10/01/15	71.8500	(10,858)
(110)	Wal-Mart Stores, Inc.	Over-the-Counter	UBS	(834,845)	10/01/15	75.8950	(6,864)
(110)	Walt Disney Company	Over-the-Counter	HSBC	(1,343,430)	10/01/15	122.1300	(12,804)
(5,060)	Total Options Written (premiums received $2,694,962)			$(396,540,164)			$(1,068,534)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ETF	Exchange-Traded Fund

N/A	Not applicable

See accompanying notes to financial statements.

34	Nuveen Investments

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 95.8%

	Aerospace & Defense – 2.6%

13,360	Boeing Company	$1,853,299
14,778	Honeywell International Inc.	1,506,913
11,161	Raytheon Company	1,067,884
18,456	United Technologies Corporation, (2)	2,047,324
	Total Aerospace & Defense	6,475,420

	Air Freight & Logistics – 0.6%

15,007	United Parcel Service, Inc., Class B, (2)	1,454,328

	Auto Components – 0.1%

9,310	Cooper Tire & Rubber Company	314,957

	Automobiles – 0.5%

79,596	Ford Motor Company	1,194,736

	Banks – 6.7%

174,285	Bank of America Corporation, (2)	2,966,331
44,963	Citigroup Inc.	2,483,756
12,743	Comerica Incorporated	653,971
12,783	Fifth Third Bancorp	266,142
49,105	Huntington BancShares Inc.	555,378
50,000	JP Morgan Chase & Co.	3,388,000
33,673	Regions Financial Corporation	348,852
33,569	U.S. Bancorp	1,456,895
78,213	Wells Fargo & Company, (2)	4,398,699
	Total Banks	16,518,024

	Beverages – 2.0%

59,322	Coca-Cola Company	2,327,202
27,803	PepsiCo, Inc.	2,595,132
	Total Beverages	4,922,334

	Biotechnology – 3.3%

13,002	Amgen Inc.	1,996,067
20,828	Celgene Corporation, (3)	2,410,529
31,992	Gilead Sciences, Inc., (2)	3,745,623
	Total Biotechnology	8,152,219

	Capital Markets – 1.9%

46,972	Charles Schwab Corporation	1,533,636
16,113	Federated Investors Inc.	539,624
6,627	Goldman Sachs Group, Inc.	1,383,651
30,033	Morgan Stanley	1,164,980
	Total Capital Markets	4,621,891

	Chemicals – 2.6%

14,584	Dow Chemical Company	746,263
17,703	E.I. Du Pont de Nemours and Company	1,132,107
9,690	Eastman Chemical Company	792,836
10,640	Monsanto Company	1,134,118
15,626	Olin Corporation	421,121
11,220	PPG Industries, Inc.	1,287,158
16,530	RPM International, Inc.	809,474
	Total Chemicals	6,323,077

Nuveen Investments	35

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.2%

9,103	Deluxe Corporation	$564,386

	Communications Equipment – 1.8%

73,511	Cisco Systems, Inc.	2,018,612
11,542	Motorola Solutions Inc.	661,818
27,896	QUALCOMM, Inc.	1,747,126
	Total Communications Equipment	4,427,556

	Consumer Finance – 0.7%

20,573	American Express Company	1,598,934

	Containers & Packaging – 0.1%

5,330	Avery Dennison Corporation	324,810

	Diversified Financial Services – 2.2%

27,775	Berkshire Hathaway Inc., Class B, (2), (3)	3,780,455
10,081	CME Group, Inc.	938,138
2,724	Intercontinental Exchange, Inc.	609,114
	Total Diversified Financial Services	5,327,707

	Diversified Telecommunication Services – 2.2%

70,546	AT&T Inc., (2)	2,505,794
52,803	Frontier Communications Corporation	261,375
55,000	Verizon Communications Inc., (2)	2,563,550
	Total Diversified Telecommunication Services	5,330,719

	Electric Utilities – 0.6%

20,970	Duke Energy Corporation	1,480,901

	Electrical Equipment – 0.8%

6,500	Eaton Corporation PLC	438,685
10,000	Emerson Electric Company	554,300
6,854	Rockwell Automation, Inc.	854,283
	Total Electrical Equipment	1,847,268

	Electronic Equipment, Instruments & Components – 0.3%

35,466	Corning Incorporated	699,744

	Energy Equipment & Services – 1.4%

12,363	Baker Hughes Incorporated	762,797
10,000	Halliburton Company	430,700
9,961	National-Oilwell Varco Inc.	480,917
20,806	Schlumberger Limited	1,793,269
	Total Energy Equipment & Services	3,467,683

	Food & Staples Retailing – 2.5%

28,828	CVS Health Corporation	3,023,481
12,000	Walgreens Boots Alliance Inc.	1,013,280
24,502	Wal-Mart Stores, Inc.	1,737,927
11,974	Whole Foods Market, Inc.	472,255
	Total Food & Staples Retailing	6,246,943

	Food Products – 1.1%

13,960	Archer-Daniels-Midland Company	673,151
17,628	ConAgra Foods, Inc.	770,696
15,625	Kraft Foods Inc.	1,330,313
	Total Food Products	2,774,160

	Gas Utilities – 0.2%

12,938	AGL Resources Inc.	602,393

36	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.1%

45,691	Abbott Laboratories, (2)	$2,242,514
28,854	Boston Scientific Corporation, (3)	510,716
31,998	Medtronic, PLC	2,371,052
	Total Health Care Equipment & Supplies	5,124,282

	Health Care Providers & Services – 3.1%

9,358	Aetna Inc.	1,192,771
6,848	Anthem Inc.	1,124,031
16,284	Express Scripts Holding Company, (3)	1,448,299
5,614	Humana Inc.	1,073,846
367	Laboratory Corporation of America Holdings, (3)	44,488
3,233	McKesson HBOC Inc.	726,811
16,804	UnitedHealth Group Incorporated, (2)	2,050,088
	Total Health Care Providers & Services	7,660,334

	Hotels, Restaurants & Leisure – 0.9%

19,052	McDonald’s Corporation	1,811,274
43,350	The Wendy’s Company	488,988
	Total Hotels, Restaurants & Leisure	2,300,262

	Household Durables – 0.6%

9,325	Lennar Corporation, Class A, (2)	475,948
16,964	Newell Rubbermaid Inc.	697,390
2,393	Whirlpool Corporation	414,109
	Total Household Durables	1,587,447

	Household Products – 2.1%

10,456	Colgate-Palmolive Company	683,927
9,737	Kimberly-Clark Corporation	1,031,830
36,241	Procter & Gamble Company, (2)	2,835,496
5,000	Spectrum Brands Inc.	509,950
	Total Household Products	5,061,203

	Industrial Conglomerates – 2.4%

15,041	3M Co.	2,320,826
131,000	General Electric Company	3,480,670
	Total Industrial Conglomerates	5,801,496

	Insurance – 2.1%

16,090	Arthur J. Gallagher & Co.	761,057
17,655	FNF Group	653,058
20,130	Genworth Financial Inc., Class A, (3)	152,384
26,240	Marsh & McLennan Companies, Inc.	1,487,808
10,189	Prudential Financial, Inc.	891,741
11,626	Travelers Companies, Inc.	1,123,769
	Total Insurance	5,069,817

	Internet & Catalog Retail – 1.2%

5,000	Amazon.com, Inc., (3)	2,170,450
690	Priceline Group, Inc. (The), (3)	794,445
	Total Internet & Catalog Retail	2,964,895

	Internet Software & Services – 4.1%

3,711	Akamai Technologies, Inc., (3)	259,102
20,000	eBay Inc., (3)	1,204,800
34,000	Facebook Inc., Class A Shares, (3)	2,916,010
4,020	Google Inc., Class A, (2), (3)	2,170,961
4,031	Google Inc., Class C Shares, (3)	2,098,176
6,424	VeriSign, Inc., (3)	396,489
23,856	Yahoo! Inc., (3)	937,302
	Total Internet Software & Services	9,982,840

Nuveen Investments	37

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	IT Services – 2.9%

18,774	Cognizant Technology Solutions Corporation, Class A, (3)	$1,146,904
11,474	Fidelity National Information Services, Inc.	709,093
12,300	International Business Machines Corporation (IBM)	2,000,718
11,192	MasterCard, Inc.	1,046,228
34,024	Visa Inc.	2,284,712
	Total IT Services	7,187,655

	Life Sciences Tools & Services – 0.2%

3,862	Thermo Fisher Scientific, Inc.	501,133

	Machinery – 2.6%

12,391	Caterpillar Inc.	1,051,005
3,049	Cummins Inc.	399,998
11,246	Deere & Company	1,091,424
13,943	Illinois Tool Works, Inc., (2)	1,279,828
5,351	Pentair Limited	367,881
7,483	Snap-on Incorporated	1,191,668
10,851	Stanley Black & Decker Inc.	1,141,959
	Total Machinery	6,523,763

	Media – 3.2%

12,544	CBS Corporation, Class B	696,192
47,245	Comcast Corporation, Class A, (2)	2,841,314
4,063	Gannett Company, (3)	56,841
26,035	Regal Entertainment Group, Class A	544,392
8,126	TEGNA Inc.	260,601
40,491	Twenty First Century Fox Inc., Class A Shares	1,317,780
20,000	Walt Disney Company	2,282,800
	Total Media	7,999,920

	Metals & Mining – 0.3%

18,970	Freeport-McMoRan, Inc.	353,221
10,237	Southern Copper Corporation	301,070
	Total Metals & Mining	654,291

	Multiline Retail – 0.8%

7,375	Nordstrom, Inc.	549,438
18,608	Target Corporation	1,518,971
	Total Multiline Retail	2,068,409

	Multi-Utilities – 1.4%

14,000	Ameren Corporation	527,520
52,946	CenterPoint Energy, Inc., (2)	1,007,562
7,260	Consolidated Edison, Inc.	420,209
22,250	Dominion Resources, Inc.	1,487,858
	Total Multi-Utilities	3,443,149

	Oil, Gas & Consumable Fuels – 6.4%

27,692	Chevron Corporation, (2)	2,671,447
20,462	ConocoPhillips	1,256,571
11,317	CONSOL Energy Inc.	246,032
13,872	EOG Resources, Inc.	1,214,494
63,992	Exxon Mobil Corporation, (2)	5,324,134
7,395	Hess Corporation	494,578
10,000	Marathon Oil Corporation	265,400
12,072	Marathon Petroleum Corporation	631,486
16,016	Occidental Petroleum Corporation	1,245,564
10,602	ONEOK, Inc.	418,567
10,973	Phillips 66	883,985
16,856	Valero Energy Corporation	1,055,186
	Total Oil, Gas & Consumable Fuels	15,707,444

38	Nuveen Investments

Shares	Description (1)	Value

	Personal Products – 0.1%

21,653	Avon Products, Inc.	$135,548

	Pharmaceuticals – 7.2%

30,542	AbbVie Inc.	2,052,117
6,000	Allergan PLC, (3)	1,820,760
33,890	Bristol-Myers Squibb Company	2,255,041
12,124	Eli Lilly and Company	1,012,233
46,221	Johnson & Johnson, (2)	4,504,699
50,045	Merck & Company Inc.	2,849,062
100,558	Pfizer Inc.	3,371,710
	Total Pharmaceuticals	17,865,622

	Real Estate Investment Trust – 1.5%

35,857	Brandywine Realty Trust	476,181
14,334	CubeSmart	331,975
16,442	Hospitality Properties Trust	473,858
54,457	Lexington Realty Trust	461,795
22,188	Ventas Inc.	1,377,653
19,112	Weyerhaeuser Company	602,028
	Total Real Estate Investment Trust	3,723,490

	Road & Rail – 0.9%

24,310	Union Pacific Corporation, (2)	2,318,445

	Semiconductors & Semiconductor Equipment – 2.3%

3,257	Analog Devices, Inc.	209,051
78,815	Intel Corporation	2,397,158
12,219	Microchip Technology Incorporated	579,486
35,000	Micron Technology, Inc., (3)	659,400
19,215	NVIDIA Corporation	386,414
25,684	Texas Instruments Incorporated	1,322,983
	Total Semiconductors & Semiconductor Equipment	5,554,492

	Software – 3.1%

8,286	Autodesk, Inc., (3)	414,921
8,353	CDK Global Inc.	450,895
116,985	Microsoft Corporation, (2)	5,164,888
42,362	Oracle Corporation	1,707,189
	Total Software	7,737,893

	Specialty Retail – 2.4%

13,107	Best Buy Co., Inc.	427,419
10,523	Gap, Inc.	401,663
17,000	Home Depot, Inc.	1,889,210
8,340	L Brands Inc.	714,988
14,954	Lowe’s Companies, Inc.	1,001,469
7,525	Tiffany & Co.	690,795
10,968	TJX Companies, Inc.	725,753
	Total Specialty Retail	5,851,297

	Technology Hardware, Storage & Peripherals – 5.2%

87,763	Apple, Inc., (2)	11,007,674
40,436	EMC Corporation	1,067,106
25,651	Hewlett-Packard Company	769,787
	Total Technology Hardware, Storage & Peripherals	12,844,567

	Textiles, Apparel & Luxury Goods – 0.6%

20,604	VF Corporation, (2)	1,436,923

Nuveen Investments	39

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Tobacco – 1.6%

26,349	Altria Group, Inc.	$1,288,730
21,770	Philip Morris International Inc.	1,745,300
12,737	Reynolds American Inc.	950,943
	Total Tobacco	3,984,973

	Trading Companies & Distributors – 0.1%

1,520	W.W. Grainger, Inc.	359,708
	Total Common Stocks (cost $139,471,996)	236,121,488

Shares	Description (1), (4)	Value

	EXCHANGE-TRADE FUNDS – 4.2%

50,000	SPDR® S&P 500® ETF, (2)	$10,292,500
	Total Exchange-Traded Funds (cost $10,366,118)	10,292,500
	Total Long-Term Investments (cost 149,838,114)	246,413,988

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

	REPURCHASE AGREEMENTS – 1.8%

$4,383	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $4,383,495, collateralized by $4,555,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $4,475,288	0.000%	7/01/15	$4,383,495
	Short-Term Investments (cost $4,383,495)			4,383,495
	Total Investments (cost $154,221,609) – 101.8%			250,797,483
	Other Assets Less Liabilities – (1.8)% (5)			(4,355,249)
	Net Assets – 100%			$246,442,234

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value
(30)	NASDAQ 100® Index	Exchange-Traded	—	$(13,650,000)	7/17/15	$4,550.0000	$(26,100)
(50)	Russell 2000® Index	Exchange-Traded	—	(6,350,000)	7/17/15	1,270.0000	(52,000)
(50)	Russell 2000® Index	Exchange-Traded	—	(6,500,000)	7/17/15	1,300.0000	(11,875)
(30)	S&P 400® Index	Over-the-Counter	JPMorgan Chase	(4,735,734)	7/28/15	1,578.5780	(3,670)
(360)	S&P 500® Index	Exchange-Traded	—	(76,320,000)	7/17/15	2,120.0000	(153,000)
(270)	S&P 500® Index	Exchange-Traded	—	(57,375,000)	7/17/15	2,125.0000	(90,450)
(790)	Total Options Written (premium received $1,103,015)			$(164,930,734)			$(337,095)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

40	Nuveen Investments

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.3%

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 0.9%

14,654	Boeing Company	$2,032,803
14,106	Honeywell International Inc.	1,438,389
2,019	Precision Castparts Corporation	403,538
24,142	United Technologies Corporation	2,678,072
	Total Aerospace & Defense	6,552,802

	Air Freight & Logistics – 0.5%

2,768	FedEx Corporation	471,667
31,059	United Parcel Service, Inc., Class B, (2)	3,009,928
	Total Air Freight & Logistics	3,481,595

	Airlines – 0.3%

12,008	Delta Air Lines, Inc.	493,289
6,915	Ryanair Holdings PLC, Sponsored ADR	493,385
26,363	Southwest Airlines Co.	872,352
	Total Airlines	1,859,026

	Auto Components – 0.1%

10,102	American Axle and Manufacturing Holdings Inc.	211,233
21,986	Gentex Corporation	361,010
4,227	Lear Corporation	474,523
	Total Auto Components	1,046,766

	Automobiles – 0.2%

49,165	Ford Motor Company	737,967
14,597	Harley-Davidson, Inc.	822,541
	Total Automobiles	1,560,508

	Banks – 0.5%

34,216	Citigroup Inc.	1,890,092
33,171	U.S. Bancorp	1,439,621
	Total Banks	3,329,713

	Beverages – 0.9%

4,447	Brown-Forman Corporation	445,500
36,625	Coca-Cola Company	1,436,799
15,729	Monster Beverage Corporation, (3)	2,108,001
24,602	PepsiCo, Inc.	2,296,351
	Total Beverages	6,286,651

	Biotechnology – 10.7%

10,000	Agios Pharmaceutical Inc., (3)	1,111,400
4,121	Alkermes PLC, (3)	265,145
120,000	Amgen Inc., (2)	18,422,400
167,710	Celgene Corporation, (2), (3)	19,409,917
232,139	Gilead Sciences, Inc., (2)	27,178,834
6,049	Immunogen, Inc., (3)	86,985
9,571	Incyte Pharmaceuticals Inc., (3)	997,394
10,136	ISIS Pharmaceuticals, Inc., (3)	583,327
12,904	Myriad Genentics Inc., (3)	438,607
15,000	Regeneron Pharmaceuticals, Inc., (3)	7,651,950
12,177	Seattle Genetics, Inc., (3)	589,367
6,117	United Therapeutics Corporation, (3)	1,064,052
	Total Biotechnology	77,799,378

Nuveen Investments	41

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Capital Markets – 0.7%

62,652	Charles Schwab Corporation	$2,045,588
1,581	Goldman Sachs Group, Inc.	330,097
24,475	Morgan Stanley	949,385
11,627	SEI Investments Company	570,072
5,883	T. Rowe Price Group Inc.	457,286
13,816	Waddell & Reed Financial, Inc., Class A	653,635
	Total Capital Markets	5,006,063

	Chemicals – 0.8%

2,138	Air Products & Chemicals Inc.	292,543
4,865	CF Industries Holdings, Inc.	312,722
18,504	Dow Chemical Company	946,850
22,041	E.I. Du Pont de Nemours and Company	1,409,522
5,970	Ecolab Inc.	675,028
7,810	Methanex Corporation	434,705
10,514	Monsanto Company	1,120,687
3,448	Praxair, Inc.	412,208
	Total Chemicals	5,604,265

	Commercial Services & Supplies – 0.3%

3,842	Cintas Corporation	324,995
5,162	Copart Inc., (3)	183,148
7,605	KAR Auction Services Inc.	284,427
15,000	Tetra Tech, Inc.	384,600
4,788	Waste Connections Inc.	225,611
9,417	Waste Management, Inc.	436,478
	Total Commercial Services & Supplies	1,839,259

	Communications Equipment – 5.6%

845,311	Cisco Systems, Inc., (2)	23,212,240
21,858	Ericsson, Sponsored ADR	228,198
273,466	QUALCOMM, Inc., (2)	17,127,176
	Total Communications Equipment	40,567,614

	Consumer Finance – 0.3%

8,310	American Express Company	645,853
6,671	Capital One Financial Corporation	586,848
27,215	Navient Corporation	495,585
27,215	SLM Corporation, (3)	268,612
	Total Consumer Finance	1,996,898

	Containers & Packaging – 0.2%

17,353	Packaging Corp. of America	1,084,389
4,824	Sonoco Products Company	206,757
	Total Containers & Packaging	1,291,146

	Distributors – 0.2%

3,449	Genuine Parts Company	308,789
40,470	LKQ Corporation, (3)	1,224,015
	Total Distributors	1,532,804

	Diversified Consumer Services – 0.1%

21,475	Service Corporation International	632,009

	Diversified Financial Services – 0.4%
3,641	Berkshire Hathaway Inc., Class B, (3)	495,577
14,599	CME Group, Inc.	1,358,583
9,902	Moody’s Corporation	1,069,020
	Total Diversified Financial Services	2,923,180

42	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.5%

70,100	Verizon Communications Inc., (2)	$3,267,361

	Electric Utilities – 0.4%
48,358	Great Plains Energy Incorporated	1,168,329
10,842	OGE Energy Corp.	309,756
25,922	Pinnacle West Capital Corporation	1,474,703
	Total Electric Utilities	2,952,788

	Electrical Equipment – 0.5%

23,934	Eaton Corporation PLC	1,615,306
8,327	Hubbell Incorporated, Class B	901,648
9,416	Rockwell Automation, Inc.	1,173,610
	Total Electrical Equipment	3,690,564

	Electronic Equipment, Instruments & Components – 0.3%

12,148	Amphenol Corporation, Class A, (2)	704,220
3,675	Arrow Electronics, Inc., (3)	205,065
5,960	Avnet Inc.	245,016
30,310	Corning Incorporated	598,016
7,692	Keysight Technologies, Inc., (3)	239,913
13,756	National Instruments Corporation	405,252
	Total Electronic Equipment, Instruments & Components	2,397,482

	Energy Equipment & Services – 0.4%

20,122	Cooper Cameron Corporation, (3)	1,053,789
7,838	Diamond Offshore Drilling, Inc.	202,299
15,853	Schlumberger Limited	1,366,370
	Total Energy Equipment & Services	2,622,458

	Food & Staples Retailing – 1.6%

2,453	Casey’s General Stores, Inc.	234,850
29,337	CVS Health Corporation	3,076,865
27,808	Kroger Co.	2,016,358
60,000	Walgreens Boots Alliance Inc.	5,066,400
19,233	Wal-Mart Stores, Inc.	1,364,197
	Total Food & Staples Retailing	11,758,670

	Food Products – 0.1%

10,080	Archer-Daniels-Midland Company	486,058

	Gas Utilities – 0.1%

18,047	AGL Resources Inc.	840,268

	Health Care Equipment & Supplies – 0.8%

31,753	Abbott Laboratories	1,558,437
9,126	Baxter International, Inc.	638,181
3,650	Becton, Dickinson and Company, (2)	517,023
1,655	C. R. Bard, Inc.	282,509
12,334	Hill-Rom Holdings Inc.	670,106
12,792	Saint Jude Medical Inc.	934,711
3,714	Stryker Corporation	354,947
11,178	Zimmer Holdings, Inc.	1,220,973
	Total Health Care Equipment & Supplies	6,176,887

	Health Care Providers & Services – 2.9%

7,890	AmerisourceBergen Corporation	839,023
7,690	Anthem Inc.	1,262,237
13,759	Brookdale Senior Living Inc., (3)	477,437
20,971	Cardinal Health, Inc.	1,754,224
115,949	Express Scripts Holding Company, (2), (3)	10,312,504
7,293	McKesson HBOC Inc., (2)	1,639,539

Nuveen Investments	43

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – (continued)
11,450	Omnicare, Inc.	$1,079,163
12,175	Tenet Healthcare Corporation, (3)	704,689
14,614	UnitedHealth Group Incorporated	1,782,908
7,946	Universal Health Services, Inc., Class B	1,129,127
	Total Health Care Providers & Services	20,980,851

	Health Care Technology – 0.0%

13,136	Quality Systems Inc.	217,664

	Hotels, Restaurants & Leisure – 0.8%

20,714	Carnival Corporation	1,023,064
22,319	McDonald’s Corporation	2,121,867
1,773	Panera Bread Company, (3)	309,867
1,769	Restaurant Brands International Inc.	67,593
84,855	The Wendy’s Company	957,164
13,593	Wynn Resorts Ltd, (2)	1,341,221
	Total Hotels, Restaurants & Leisure	5,820,776

	Household Durables – 0.5%

41,536	KB Home	689,498
36,936	Newell Rubbermaid Inc.	1,518,439
7,376	Whirlpool Corporation	1,276,417
	Total Household Durables	3,484,354

	Household Products – 0.1%

5,000	Spectrum Brands Inc.	509,950

	Industrial Conglomerates – 0.7%

8,803	3M Co.	1,358,303
16,011	Danaher Corporation	1,370,381
82,528	General Electric Company	2,192,769
	Total Industrial Conglomerates	4,921,453

	Insurance – 0.7%

12,439	American International Group, Inc.	768,979
5,268	CNA Financial Corporation	201,290
29,248	FNF Group	1,081,884
24,192	Marsh & McLennan Companies, Inc.	1,371,686
9,224	Prudential Financial, Inc.	807,284
9,130	Travelers Companies, Inc.	882,506
	Total Insurance	5,113,629

	Internet & Catalog Retail – 6.2%

75,621	Amazon.com, Inc., (2), (3)	32,826,320
11,995	HSN, Inc.	841,929
9,963	Priceline Group, Inc. (The), (3)	11,471,099
	Total Internet & Catalog Retail	45,139,348

	Internet Software & Services – 14.9%

19,016	Akamai Technologies, Inc., (3)	1,327,697
45,473	Baidu Inc., Sponsored ADR, (2), (3)	9,052,765
220,000	eBay Inc., (2), (3)	13,252,800
325,000	Facebook Inc., Class A Shares, (3)	27,873,625
44,044	Google Inc., Class A, (2), (3)	23,785,522
52,142	Google Inc., Class C Shares, (2), (3)	27,140,432
17,621	IAC/InterActiveCorp	1,403,689
4,807	J2 Global Inc.	326,588
7,516	Netease.com, Inc., ADR	1,088,805
5,270	WebMD Health Corporation, Class A, (3)	233,356
71,023	Yahoo! Inc., (3)	2,790,494
	Total Internet Software & Services	108,275,773

44	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 1.7%

479	Alliance Data Systems Corporation, (3)	$139,839
10,704	Computer Sciences Corporation	702,611
12,966	Fidelity National Information Services, Inc.	801,299
19,208	Genpact Limited, (3)	409,707
8,158	Global Payments Inc.	843,945
19,648	Henry Jack and Associates Inc.	1,271,226
29,448	Infosys Technologies Limited, Sponsored ADR	466,751
15,639	International Business Machines Corporation (IBM)	2,543,840
5,008	Leidos Holdings Inc.	202,173
14,732	MasterCard, Inc.	1,377,147
31,483	Paychex, Inc.	1,475,923
8,580	Total System Services Inc.	358,387
30,872	Visa Inc., Class A	2,073,055
	Total IT Services	12,665,903

	Life Sciences Tools & Services – 0.5%

15,384	Agilent Technologies, Inc.	593,515
20,567	Bio-Techne Corporation	2,025,232
4,788	Charles River Laboratories International, Inc., (3)	336,788
14,460	ICON plc, (3)	973,158
	Total Life Sciences Tools & Services	3,928,693

	Machinery – 0.6%

9,726	Caterpillar Inc.	824,959
6,217	Deere & Company	603,360
19,465	Graco Inc.	1,382,599
7,181	Makita Corporation, Sponsored ADR, (4)	391,652
3,641	Nordson Corporation	283,597
11,888	SPX Corporation	860,572
2,114	WABCO Holdings Inc.	261,544
	Total Machinery	4,608,283

	Media – 5.0%

19,288	CBS Corporation, Class B	1,070,484
300,000	Comcast Corporation, Class A, (2)	18,042,000
14,000	Discovery Communications inc., Class A Shares, (3)	465,640
14,000	Discovery Communications Inc., Class C Shares, (3)	435,120
12,888	News Corporation Class B Shares, (3)	183,525
51,332	News Corporation, Class A Shares, (3)	748,934
20,124	Omnicom Group, Inc.	1,398,417
5,242	Time Warner Cable, Class A	933,967
21,163	Time Warner Inc.	1,849,858
205,331	Twenty First Century Fox Inc., Class A Shares	6,682,497
30,876	Walt Disney Company (The)	3,524,187
6,836	WPP Group PLC, Sponsored ADR	770,554
	Total Media	36,105,183

	Multiline Retail – 0.3%

10,865	Family Dollar Stores, Inc.	856,271
4,511	Kohl’s Corporation	282,434
10,757	Macy’s, Inc.	725,775
2,818	Nordstrom, Inc.	209,941
	Total Multiline Retail	2,074,421

	Multi-Utilities – 0.0%

7,374	WEC Energy Group, Inc.	331,648

	Oil, Gas & Consumable Fuels – 0.5%

9,342	Cabot Oil & Gas Corporation	294,647
30,285	ConocoPhillips	1,859,802
22,649	Phillips 66	1,824,603
	Total Oil, Gas & Consumable Fuels	3,979,052

Nuveen Investments	45

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Paper & Forest Products – 0.1%

10,899	International Paper Company	$518,683

	Pharmaceuticals – 1.9%
34,891	AbbVie Inc.	2,344,326
14,808	Allergan PLC, (3)	4,493,636
6,117	Eli Lilly and Company	510,708
8,946	Endo International PLC, (3)	712,549
36,144	Merck & Company Inc.	2,057,678
73,196	Pfizer Inc.	2,454,262
6,009	Shire plc, ADR	1,451,113
	Total Pharmaceuticals	14,024,272

	Professional Services – 0.6%

6,314	Equifax Inc.	613,026
2,798	IHS Inc., (3)	359,907
11,461	Manpowergroup Inc.	1,024,384
19,598	Robert Half International Inc.	1,087,689
15,000	Verisk Analytics Inc, Class A Shares, (3)	1,091,400
	Total Professional Services	4,176,406

	Real Estate Investment Trust – 0.4%

18,413	Apartment Investment & Management Company, Class A	679,992
9,319	Crown Castle International Corporation	748,316
28,958	CubeSmart	670,667
17,523	Senior Housing Properties Trust	307,529
12,035	Ventas Inc.	747,253
	Total Real Estate Investment Trust	3,153,757

	Road & Rail – 0.3%

23,916	CSX Corporation	780,857
19,779	Heartland Express, Inc.	400,129
4,374	J.B. Hunt Transports Serives Inc.	359,062
9,051	Landstar System	605,240
8,819	Werner Enterprises, Inc.	231,499
	Total Road & Rail	2,376,787

	Semiconductors & Semiconductor Equipment – 5.6%

40,773	Altera Corporation	2,087,578
33,698	Analog Devices, Inc., (2)	2,162,906
47,386	Atmel Corporation	466,989
28,948	Fairchild Semiconductor International Inc., Class A, (3)	503,116
17,789	Integrated Device Technology, Inc., (3)	386,021
776,244	Intel Corporation, (2)	23,609,461
14,136	Intersil Corporation, Class A	176,841
13,210	Lam Research Corporation	1,074,634
45,919	Linear Technology Corporation	2,030,997
156,609	Micron Technology, Inc., (2), (3)	2,950,514
8,107	Microsemi Corporation, (3)	283,340
69,107	NVIDIA Corporation	1,389,742
21,000	NXP Semiconductors NV, (3)	2,062,200
27,886	ON Semiconductor Corporation, (3)	325,987
5,933	Power Integrations Inc.	268,053
10,146	Silicon Laboratories Inc., (3)	547,985
44,749	Siliconware Precision Industries Company Limited, Sponsored ADR	333,380
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	62,998
7,657	Tessera Technologies Inc.	290,813
	Total Semiconductors & Semiconductor Equipment	41,013,555

	Software – 8.5%

61,118	Activision Blizzard Inc.	1,479,667
5,000	Advent Software Inc.	221,050
7,378	Ansys Inc., (3)	673,169

46	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)
27,073	Autodesk, Inc., (3)	$1,355,680
51,724	Cadence Design Systems, Inc., (3)	1,016,894
11,986	CDK Global Inc.	647,004
1,160,000	Microsoft Corporation, (2)	51,214,000
1,584	Microstrategy Inc., (3)	269,407
11,112	Open Text Corporation	450,369
49,954	Oracle Corporation	2,013,146
12,402	Parametric Technology Corporation, (3)	508,730
5,477	Red Hat, Inc., (3)	415,869
25,778	Synopsys Inc., (2), (3)	1,305,656
	Total Software	61,570,641

	Specialty Retail – 1.5%

4,472	Advance Auto Parts, Inc.	712,345
18,980	Ascena Retail Group Inc., (3)	316,112
1,202	AutoZone, Inc., (3)	801,614
4,581	CarMax, Inc., (3)	303,308
3,340	Dick’s Sporting Goods Inc.	172,912
24,643	Gap, Inc.	940,623
26,305	Home Depot, Inc.	2,923,275
16,432	L Brands Inc.	1,408,715
9,254	Rent-A-Center Inc.	262,351
5,585	Signet Jewelers Limited	716,220
5,134	Tiffany & Co.	471,301
24,566	TJX Companies, Inc.	1,625,532
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (3)	388,442
2,384	Williams-Sonoma Inc.	196,132
	Total Specialty Retail	11,238,882

	Technology Hardware, Storage & Peripherals – 15.1%

850,000	Apple, Inc., (2)	106,611,250
36,925	EMC Corporation	974,451
19,045	Hewlett-Packard Company	571,540
24,822	SanDisk Corporation	1,445,136
	Total Technology Hardware, Storage & Peripherals	109,602,377

	Textiles Apparel & Luxury Goods – 0.1%

13,384	Coach, Inc.	463,219
2,496	PVH Corporation	287,538
	Total Textiles Apparel & Luxury Goods	750,757

	Tobacco – 0.3%

20,575	Altria Group, Inc.	1,006,322
18,760	Philip Morris International Inc.	1,503,988
	Total Tobacco	2,510,310

	Trading Companies & Distributors – 0.0%

4,640	MSC Industrial Direct Inc., Class A	323,733

	Wireless Telecommunication Services – 0.3%
12,000	SBA Communications Corporation, (3)	1,379,639
19,244	Telephone and Data Systems Inc.	565,773
13,012	United States Cellular Corporation, (3)	490,161
	Total Wireless Telecommunication Services	2,435,573
	Total Common Stocks (cost $331,277,697)	709,354,927

Nuveen Investments	47

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1), (5)	Value

	EXCHANGE-TRADED FUNDS – 3.8%

240,000	PowerShares QQQ Trust, Series 1, (2)	$25,696,800
10,000	SPDR® S&P 500® ETF	2,058,500
	Total Exchange-Traded Funds (cost $27,152,064)	27,755,300
	Total Long-Term Investments (cost $358,429,761)	737,110,227

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6%

	REPURCHASE AGREEMENTS – 0.6%

$4,244	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $4,244,005, collateralized by $4,410,000 U.S. Treasury Notes, 1.750%, due 4/30/22, value $4,332,825	0.000%	7/01/15	$4,244,005
	Short-Term Investments (cost $4,244,005)			4,244,005
	Total Investments (cost $362,673,766) – 101.9%			741,354,232
	Other Assets Less Liabilities – (1.9)% (6)			(13,712,699)
	Net Assets – 100%			$727,641,533

Investments in Derivatives as of June 30, 2015

Options Written outstanding:

Number of Contracts	Description	Exchange-Traded/ Over-the-Counter	Counterparty	Notional Amount (7)	Expiration Date	Strike Price	Value
(220)	S&P 500® Index	Exchange-Traded	—	$(46,750,000)	7/17/15	$2,125.0000	$(73,700)
(145)	Russell 2000® Index	Exchange-Traded	—	(18,415,000)	7/17/15	1,270.0000	(150,800)
(145)	Russell 2000® Index	Exchange-Traded	—	(18,850,000)	7/17/15	1,300.0000	(34,438)
(355)	NASDAQ 100® Index	Exchange-Traded	—	(161,525,000)	7/17/15	4,550.0000	(308,850)
(495)	NASDAQ 100® Index	Exchange-Traded	—	(223,987,500)	7/17/15	4,525.0000	(678,150)
(120)	S&P 400® Index	Over-the-Counter	JPMorgan Chase	(18,942,936)	7/28/15	1,578.5780	(14,680)
(1,480)	Total Options Written (premium received $4,746,545)			$(488,470,436)			$(1,260,618)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Assets
Long-term investments, at value (cost $844,253,674, $405,142,104, $149,838,114 and $358,429,761, respectively)	$1,395,496,658	$591,367,550	$246,413,988	$737,110,227
Short-term investments, at value (cost $54,826,426, $10,139,305, $4,383,495 and $4,244,005, respectively)	54,826,426	10,140,966	4,383,495	4,244,005
Cash	12,757	—	—	6,529
Receivable for:
Dividends	1,719,029	459,864	331,735	388,000
Investments sold	1,837,679	—	—	407,085
Options written	2,537,592	855,283	226,276	787,224
Reclaims	18	—	—	329
Other assets	198,233	15,351	31,902	55,688
Total assets	1,456,628,392	602,839,014	251,387,396	742,999,087
Liabilities
Options written, at value (premiums received $26,365,814, $2,694,962, $1,103,015 and $4,746,545, respectively)	11,086,465	1,068,534	337,095	1,260,618
Payable for:
Dividends	25,061,579	9,466,995	4,158,500	12,495,213
Investments purchased	1,303,448	—	—	285,609
Options terminated in closing purchase transactions	—	423,992	152,522	457,567
Accrued expenses:
Management fees	993,142	426,527	170,443	517,832
Trustees fees	188,867	17,831	28,407	58,962
Other	333,736	426,269	98,195	281,753
Total liabilities	38,967,237	11,830,148	4,945,162	15,357,554
Net assets	$1,417,661,155	$591,008,866	$246,442,234	$727,641,533
Shares outstanding	103,554,549	36,085,350	16,152,579	36,564,414
Net asset value (“NAV”) per share outstanding	$13.69	$16.38	$15.26	$19.90
Net assets consist of:
Shares, $.01 par value per share	$1,035,545	$360,854	$161,526	$365,644
Paid-in surplus	975,854,106	416,483,410	196,500,071	367,424,371
Undistributed (Over-distribution of) net investment income	(42,886,822)	(14,966,358)	(6,906,394)	(23,462,454)
Accumulated net realized gain (loss)	(82,864,007)	1,277,425	(40,654,763)	1,147,579
Net unrealized appreciation (depreciation)	566,522,333	187,853,535	97,341,794	382,166,393
Net assets	$1,417,661,155	$591,008,866	$246,442,234	$727,641,533
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations	Six Months Ended June 30, 2015

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Dividend Income (net of foreign tax withheld of $8,861, $—, $— and $2,876, respectively)	$15,194,740	$7,028,779	$2,686,887	$5,595,774
Expenses
Management fees	5,957,720	2,581,114	1,028,916	3,096,001
Custodian fees	97,006	51,306	35,657	70,214
Trustees fees	19,645	8,458	3,547	9,802
Professional fees	55,409	33,781	27,971	42,499
Shareholder reporting expenses	157,948	41,083	27,441	60,787
Shareholder servicing agent fees	1,225	374	150	413
Stock exchange listing fees	16,324	4,283	6,441	—
Investor relations expenses	12,237	37,945	3,191	9,086
Other	193,883	39,387	28,321	174,328
Total expenses	6,511,397	2,797,731	1,161,635	3,463,130
Net investment income (loss)	8,683,343	4,231,048	1,525,252	2,132,644
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	43,566,361	13,349,111	5,020,897	24,933,767
Options purchased	—	457,258	(226,765)	(131,786)
Options written	31,890,153	2,831,175	1,142,270	(1,923,365)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(40,657,335)	(19,326,478)	(5,853,464)	(1,860,292)
Options purchased	—	—	454,835	815,063
Options written	12,199,920	1,355,510	730,833	2,988,842
Net realized and unrealized gain (loss)	46,999,099	(1,333,424)	1,268,606	24,822,229
Net increase (decrease) in net assets from operations	$55,682,442	$2,897,624	$2,793,858	$26,954,873

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Changes in Net Assets	(Unaudited)

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$8,683,343	$6,704,512	$4,231,048	$2,255,702
Net realized gain (loss) from:
Investments and foreign currency	43,566,361	45,817,171	13,349,111	4,496,680
Options purchased	—	(32,948)	457,258	—
Options written	31,890,153	(40,294,681)	2,831,175	(2,971,045)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(40,657,335)	8,438,004	(19,326,478)	11,139,953
Options purchased	—	—	—	—
Options written	12,199,920	11,472,739	1,355,510	1,513,182
Net increase (decrease) in net assets from operations	55,682,442	32,104,797	2,897,624	16,434,472
Distributions to Shareholders
From and in excess of net investment income	(51,570,165)	—	(19,197,406)	—
From net investment income	—	(7,115,283)	—	(2,647,222)
From accumulated net realized gains	—	—	—	(1,054,139)
Return of capital	—	(31,195,830)	—	(9,083,316)
Decrease in net assets from distributions to shareholders	(51,570,165)	(38,311,113)	(19,197,406)	(12,784,677)
Capital Share Transactions
Shares issued in the reorganizations	—	888,642,700	—	403,959,687
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	—	888,642,700	—	403,959,687
Net increase (decrease) in net assets	4,112,277	882,436,384	(16,299,782)	407,609,482
Net assets at the beginning of period	1,413,548,878	531,112,494	607,308,648	199,699,166
Net assets at the end of period	$1,417,661,155	$1,413,548,878	$591,008,866	$607,308,648
Undistributed (Over-distribution of) net investment income at the end of period	$(42,886,822)	$—	$(14,966,358)	$—

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets	(Unaudited) (continued)

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$1,525,252	$3,117,191	$2,132,644	$1,146,879
Net realized gain (loss) from:
Investments and foreign currency	5,020,897	18,290,772	24,933,767	21,431,590
Options purchased	(226,765)	1,701	(131,786)	—
Options written	1,142,270	(13,249,254)	(1,923,365)	(6,477,975)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,853,464)	4,718,553	(1,860,292)	29,971,630
Options purchased	454,835	(454,835)	815,063	(815,063)
Options written	730,833	3,303,379	2,988,842	1,782,067
Net increase (decrease) in net assets from operations	2,793,858	15,727,507	26,954,873	47,039,128
Distributions to Shareholders
From and in excess of net investment income	(8,431,646)	—	(25,595,089)	—
From net investment income	—	(3,119,271)	—	(1,248,726)
From accumulated net realized gains	—	—	—	(8,909,792)
Return of capital	—	(13,744,021)	—	(15,055,028)
Decrease in net assets from distributions to shareholders	(8,431,646)	(16,863,292)	(25,595,089)	(25,213,546)
Capital Share Transactions
Shares issued in the reorganizations	—	—	—	360,939,978
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	386,518
Net increase (decrease) in net assets from capital share transactions	—	—	—	361,326,496
Net increase (decrease) in net assets	(5,637,788)	(1,135,785)	1,359,784	383,152,078
Net assets at the beginning of period	252,080,022	253,215,807	726,281,749	343,129,671
Net assets at the end of period	$246,442,234	$252,080,022	$727,641,533	$726,281,749
Undistributed (Over-distribution of) net investment income at the end of period	$(6,906,394)	$—	$(23,462,454)	$(9)

See accompanying notes to financial statements.

52	Nuveen Investments

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Nuveen Investments	53

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending NAV	Ending Share Price

S&P 500 Buy-Write Income (BXMX)
Year Ended 12/31:
2015(e)	$13.65	$0.08	$0.46	$0.54	$(0.50	)****	$—	$—	$(0.50)	$—		$13.69	$12.82
2014	13.81	0.17	0.67	0.84	(0.19)		—	(0.81)	(1.00)	—		13.65	12.11
2013	13.13	0.20	1.56	1.76	(0.20)		—	(0.88)	(1.08)	—		13.81	12.55
2012	12.89	0.24	1.08	1.32	(0.25)		—	(0.83)	(1.08)	—	*	13.13	11.83
2011	13.34	0.23	0.48	0.71	(0.75)		—	(0.41)	(1.16)	—	*	12.89	11.18
2010	13.08	0.26	1.25	1.51	(0.27)		—	(0.98)	(1.25)	—		13.34	12.76

Dow 30SM Dynamic Overwrite (DIAX)
Year Ended 12/31:
2015(e)	16.83	0.12	(0.04)	0.08	(0.53	)****	—	—	(0.53)	—		16.38	14.85
2014	16.62	0.18	1.09	1.27	(0.22)		(0.09)	(0.75)	(1.06)	—		16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)		(0.43)	(0.09)	(1.06)	—		16.62	15.57
2012	14.23	0.25	0.92	1.17	(0.53)		—	(0.53)	(1.06)	—		14.34	13.25
2011	14.39	0.23	0.77	1.00	(0.30)		—	(0.86)	(1.16)	—		14.23	13.12
2010	13.93	0.22	1.48	1.70	(0.35)		—	(0.89)	(1.24)	—		14.39	14.53

S&P 500 Dynamic Overwrite (SPXX)
Year Ended 12/31:
2015(e)	15.61	0.09	0.08	0.17	(0.52	)****	—	—	(0.52)	—		15.26	13.68
2014	15.68	0.19	0.78	0.97	(0.19)		—	(0.85)	(1.04)	—		15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)		—	(0.90)	(1.12)	—		15.68	14.12
2012	13.96	0.25	1.27	1.52	(0.26)		—	(0.86)	(1.12)	—	*	14.36	12.93
2011	14.41	0.24	0.42	0.66	(0.40)		—	(0.72)	(1.12)	0.01		13.96	12.07
2010	13.87	0.24	1.42	1.66	(0.24)		—	(0.88)	(1.12)	—		14.41	13.85

Nasdaq 100 Dynamic Overwrite (QQQX)
Year Ended 12/31:
2015(e)	19.86	0.06	0.68	0.74	(0.70	)****	—	—	(0.70)	—		19.90	18.45
2014	18.54	0.06	2.62	2.68	(0.07)		(0.48)	(0.81)	(1.36)	—		19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)		—	(1.14)	(1.21)	—		18.54	17.80
2012	14.11	0.06	2.21	2.27	(0.06)		—	(1.15)	(1.21)	—		15.17	15.08
2011	14.67	(0.01)	0.69	0.68	(0.47)		(0.77)	—	(1.24)	—		14.11	13.03
2010	14.08	(0.04)	1.89	1.85	—		—	(1.26)	(1.26)	—		14.67	14.10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

54	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.98%	10.01%	$1,417,661	0.91	%***	1.21	%***	N/A	N/A	6%
6.20	4.31	1,413,549	1.02		1.21		N/A	N/A	14
13.85	15.53	531,112	0.96		1.48		N/A	N/A	—	**
10.43	15.58	504,982	0.96		1.78		0.91%	1.84%	3
5.63	(3.41)	496,085	0.97		1.60		0.84	1.73	4
12.22	8.10	515,590	0.98		1.78		0.77	1.99	3

0.50	(0.27)	591,009	0.93	***	1.41	***	N/A	N/A	16
7.93	5.89	607,309	1.12		1.08		N/A	N/A	6
23.93	26.09	199,699	1.01		1.42		N/A	N/A	21
8.27	9.04	172,266	1.00		1.73		N/A	N/A	3
7.27	(1.86)	171,003	1.02		1.63		N/A	N/A	—
13.03	7.87	172,293	1.10		1.59		N/A	N/A	—

1.12	(0.70)	246,442	0.93	***	1.22	***	N/A	N/A	11
6.37	8.88	252,080	0.96		1.23		N/A	N/A	8
17.47	18.32	253,216	0.96		1.43		N/A	N/A	1
11.03	16.58	232,005	0.96		1.74		N/A	N/A	1
4.89	(4.88)	225,664	0.96		1.66		N/A	N/A	4
12.60	14.90	235,095	0.98		1.75		N/A	N/A	3

3.77	(0.52)	727,642	0.95	***	0.58	***	N/A	N/A	10
14.94	16.12	726,282	1.00		0.32		N/A	N/A	17
31.30	27.04	343,130	1.00		0.44		N/A	N/A	9
15.98	25.05	280,033	1.01		0.40		N/A	N/A	1
4.82	0.91	260,176	1.04		(0.04)		N/A	N/A	51
14.05	7.46	270,534	1.08		(0.25)		N/A	N/A	33

(c)	After expense reimbursement from Adviser, where applicable. As of October 31, 2012, the Adviser is no longer reimbursing S&P 500 Buy-Write Income (BXMX), for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended June 30, 2015.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 1%.
***	Annualized.
****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NASDAQ National Market (“NASDAQ”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (“S&P 500 Buy-Write Income (BXMX)”)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow 30SM Dynamic Overwrite (DIAX)”)

•	Nuveen S&P 500 Dynamic Overwrite Fund (“S&P 500 Dynamic Overwrite (SPXX)”)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (“Nasdaq 100 Dynamic Overwrite (QQQX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for Dow 30SM Dynamic Overwrite (DIAX) and Nasdaq 100 Dynamic Overwrite (QQQX)) closed-end management investment companies. Shares of S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX) and S&P 500 Dynamic Overwrite (SPXX) are traded on the NYSE while shares of NASDAQ 100 Dynamic Overwrite (QQQX) are traded on the NASDAQ. S&P 500 Buy-Write Income (BXMX), Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq 100 Dynamic Overwrite (QQQX) were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (Nuveen). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages S&P 500 Buy-Write Income’s (BXMX) investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of Dow 30SM Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq Premium Income & Growth (QQQX).

Investment Objectives and Principal Investment Strategies

S&P 500 Buy-Write Income (BXMX)

S&P 500 Buy-Write Income’s (BXMX) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Dow 30SM Dynamic Overwrite (DIAX)

Dow 30SM Dynamic Overwrite (DIAX)’s investment objective is to seek attractive total return with less volatility than the DJIA. The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the Dow Jones Industrial AverageSM (“DJIA”), as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

S&P 500 Dynamic Overwrite (SPXX)

S&P 500 Dynamic Overwrite’s (SPXX) investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

56	Nuveen Investments

Nasdaq 100 Dynamic Overwrite (QQQX)

Nasdaq 100 Dynamic Overwrite’s (QQQX) investment objective is to seek attractive total return with less volatility than the NASDAQ 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the NASDQ-100 Index, as well other broad-based indexes and options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2014, is reflected in the accompanying financial statements.

The distributions made by each Fund during the current fiscal period, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

58	Nuveen Investments

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

S&P 500 Buy-Write Income (BXMX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,395,496,658	$—	$—	$1,395,496,658

Short-Term Investments:
Repurchase Agreements	—	54,826,426	—	54,826,426

Investments in Derivatives:
Options Written	(11,086,465)	—	—	(11,086,465)
Total	$1,384,410,193	$54,826,426	$—	$1,439,236,619
Dow 30SM Dynamic Overwrite (DIAX)
Long-Term Investments*:
Common Stocks	$555,002,350	$—	$—	$555,002,350
Exchange-Traded Funds	36,365,200	—	—	36,365,200

Short-Term Investments:
Repurchase Agreements	—	5,141,571	—	5,141,571
U.S. Government and Agency Obligations	—	4,999,395	—	4,999,395

Investments in Derivatives:
Options Written	(748,100)	(320,434)	—	(1,068,534)
Total	$590,619,450	$9,820,532	$—	$600,439,982
S&P 500 Dynamic Overwrite (SPXX)
Long-Term Investments*:
Common Stocks	$236,121,488	$—	$—	$236,121,488
Exchange-Traded Funds	10,292,500	—	—	10,292,500

Short-Term Investments:
Repurchase Agreements	—	4,383,495	—	4,383,495

Investments in Derivatives:
Options Written	(333,425)	(3,670)	—	(337,095)
Total	$246,080,563	$4,379,825	$—	$250,460,388

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

NASDAQ 100 Dynamic Overwrite (QQQX)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$708,963,275	$391,652	**	$—	$709,354,927
Exchange-Traded Funds	27,755,300	—		—	27,755,300

Short-Term Investments:
Repurchase Agreements	—	4,244,005		—	4,244,005

Investments in Derivatives:
Options Written	(1,245,938)	(14,680)		—	(1,260,618)
Total	$735,472,637	$4,620,977		$—	$740,093,614
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

60	Nuveen Investments

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
S&P 500 Buy-Write Income (BXMX)	Fixed Income Clearing Corporation	$54,826,426	$(54,826,426)	$—
Dow 30SM Dynamic Overwrite (DIAX)	Fixed Income Clearing Corporation	$5,141,571	$(5,141,571)	$—
S&P 500 Dynamic Overwrite (SPXX)	Fixed Income Clearing Corporation	$4,383,495	$(4,383,495)	$—
NASDAQ 100 Dynamic Overwrite (QQQX)	Fixed Income Clearing Corporation	$4,244,005	$(4,244,005)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased” on the Statement of Operations. The changes in values of the options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, each Fund wrote options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. Dow 30 Dynamic Overwrite (DIAX), S&P 500 Dynamic Overwrite (SPXX) and Nasdaq 100 Dynamic Overwrite (QQQX) purchased small amount of call options as part of their overwrite strategy as well; these funds also sold put options during the period.

The average notional amount of outstanding options contracts purchased and options contracts written during the current fiscal period, was as follows:

	Dow 30 Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options purchased*	$205,000	$15,156,667	$26,918,333

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding call options written*	$(1,389,028,833)	$(363,307,347)	$(165,516,231)	$(465,692,665)

	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Average notional amount of outstanding put options written*	$(18,425,000)	$(7,166,667)	$(23,491,667)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
S&P 500 Buy-Write Income (BXMX)
Equity price	Options	—	$—	Options written, at value	$(11,086,465)
Dow 30SM Dynamic Overwrite (DIAX)
Equity price	Options	—	$—	Options written, at value	$(1,068,534)
S&P 500 Dynamic Overwrite (SPXX)
Equity price	Options	—	$—	Options written, at value	$(337,095)
Nasdaq 100 Dynamic Overwrite (QQQX)
Equity price	Options	—	$—	Options written, at value	$(1,260,618)

62	Nuveen Investments

The following table presents the options written subject to netting agreements, as well as the collateral delivered related to those options written as of the end of the reporting period.

Fund	Counterparty	Gross Options Written, at Value	Amounts Netted on Statement of Assets and Liabilities	Net Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Dow 30SM Dynamic Overwrite (DIAX)
	Deutsche Bank	$(10,858)	$—	$(10,858)	$—	$(10,858)
	HSBC	(101,585)	—	(101,585)	—	(101,585)
	JPMorgan Chase	(50,584)	—	(50,584)	—	(50,584)
	UBS	(157,407)	—	(157,407)	—	(157,407)
Total		$(320,434)	$—	$(320,434)	$—	$(320,434)
S&P 500 Dynamite Overwrite (SPXX)
	JP Morgan Chase	$(3,670)	$—	$(3,670)	$—	$(3,670)
Total		$(3,670)	$—	$(3,670)	$—	$(3,670)
Nasdaq 100 Dynamic Overwrite (QQQX)
	JP Morgan Chase	$(14,680)	$—	$(14,680)	$—	$(14,680)
Total		$(14,680)	$—	$(14,680)	$—	$(14,680)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain(Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
S&P 500 Buy-Write Income (BXMX)	Equity price	Options Written	$31,890,153	$12,199,920
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Purchased	457,258	—
Dow 30SM Dynamic Overwrite (DIAX)	Equity price	Options Written	2,831,175	1,355,510
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Purchased	(226,765)	454,835
S&P 500 Dynamic Overwrite (SPXX)	Equity price	Options Written	1,142,270	730,833
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Purchased	(131,786)	815,063
Nasdaq 100 Dynamic Overwrite (QQQX)	Equity price	Options Written	(1,923,365)	2,988,842

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Shares issued in the Reorganizations	—	65,089,576	—	24,069,676

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Six Months Ended 6/30/15	Year Ended 12/31/14	Six Months Ended 6/30/15	Year Ended 12/31/14
Shares:
Issued in the Reorganizations	—	—	—	18,033,457
Issued to shareholders due to reinvestment of distributions	—	—	—	21,029

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Purchases	$81,331,858	$98,028,137	$27,727,634	$73,007,129
Sales	82,093,511	105,175,699	37,132,076	81,747,854

Transactions in options written during the current reporting period, were as follows:

	S&P 500 Buy-Write Income (BXMX)		Dow 30SM Dynamic Overwrite (DIAX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	6,701	$31,623,174	25,015	$2,357,314
Options written	38,877	125,430,049	1,306,549	35,279,881
Options terminated in closing purchase transactions	(38,300)	(129,851,924)	(649,210)	(30,381,841)
Options expired	(579)	(835,485)	(677,294)	(4,560,392)
Options outstanding, end of period	6,699	$26,365,814	5,060	$2,694,962

	S&P 500 Dynamic Overwrite (SPXX)		Nasdaq 100 Dynamic Overwrite (QQQX)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,365	$2,573,269	3,269	$5,604,793
Options written	994,493	15,144,380	1,279,659	48,040,987
Options terminated in closing purchase transactions	(519,248)	(15,255,489)	(637,819)	(45,404,284)
Options expired	(475,720)	(1,351,525)	(643,329)	(3,456,415)
Options exercised	(100)	(7,620)	(300)	(38,536)
Options outstanding, end of period	790	$1,103,015	1,480	$4,746,545

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

64	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Cost of investments	$899,763,494	$415,490,348	$154,221,609	$362,732,601
Gross unrealized:
Appreciation	$593,795,076	$189,204,875	$105,308,498	$379,881,309
Depreciation	(43,235,486)	(3,186,707)	(8,732,624)	(1,259,678)
Net unrealized appreciation (depreciation) of investments	$550,559,590	$186,018,168	$96,575,874	$378,621,631

Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies, net operating losses, nondeductible reorganization expenses, REIT adjustments and reorganization adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2014, the Funds’ last tax year end, as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Paid-in surplus	$71,372,298	$14,694,051	$(28,854)	$22,001,524
Undistributed (Over-distribution of) net investment income	410,771	391,520	2,080	101,838
Accumulated net realized gain (loss)	(71,783,069)	(15,085,571)	26,774	(22,103,362)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Funds’ last tax year end, were as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Undistributed net ordinary income[1]	$—	$—	$—	$118,895
Undistributed net long-term capital gains	—	—	—	790,892
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and realized short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	S&P 500 Buy-Write Income (BXMX)	Dow 30SM Dynamic Overwrite (DIAX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Distributions from net ordinary income[1]	$7,115,283	$2,647,222	$3,119,271	$1,248,726
Distributions from net long-term capital gains	—	1,054,139	—	8,909,792
Return of capital	31,195,830	9,083,316	13,744,021	15,055,028
[1] Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

As of December 31, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	S&P 500 Buy-Write Income (BXMX)[2]	Dow 30SM Dynamic Overwrite (DIAX)[2]	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)[2]
Expiration:
December 31, 2016	$39,564,418	$14,353,519	$—	$8,572,910
December 31, 2017	93,547,610	—	30,503,738	14,352,958
December 31, 2018	4,958,903	—	7,655,485	—
Not subject to expiration	16,670,940	767,873	8,926,054	—
Total	$154,741,871	$15,121,392	$47,085,277	$22,925,868

[2]      A portion of S&P 500 Buy-Write Income’s (BXMX), Dow 30SM Dynamic Overwrite’s (DIAX) and Nasdaq 100 Dynamic Overwrite’s (QQQX) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended December 31, 2014, the following Funds utilized their capital loss carryforwards as follows:

	S&P 500 Buy-Write Income (BXMX)	S&P 500 Dynamic Overwrite (SPXX)	Nasdaq 100 Dynamic Overwrite (QQQX)
Utilized capital loss carryforwards	$9,506,921	$5,462,991	$6,447,601

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	S&P 500 Buy-Write Income (BXMX) Dow 30SM Dynamic Overwrite (DIAX) Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Average Daily Managed Assets*	S&P 500 Dynamic Overwrite (SPXX) Fund-Level Fee	Nasdaq 100 Dynamic Overwrite (QQQX) Fund-Level Fee
For the first $500 million	0.6600%	0.6900%
For the next $500 million	0.6350	0.6650
For the next $500 million	0.6100	0.6400
For the next $500 million	0.5850	0.6150
For managed assets over $2 billion	0.5600	0.5900

66	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee rate for each of these Funds was 0.1643%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

Nuveen Investments	67

Additional

Fund Information

Board of Trustees
William Adams IV*	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	TerenceJ, Toth
William J. Schneider	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson

*	Interested Board Member

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, lL60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

68	Nuveen Investments

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1 .0 have been, and are expected to be, less volatile than the benchmark.

■	Chicago Board Options Exchange (CBOE) S&P 500 Buy-Write Index (BXM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An Index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXD): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXN): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	NASDAQ-1000 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Net Asset Value (NAY) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	69

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and, in the case of Nuveen Dow 30SM Dynamic Overwrite Fund (the “Dow 30 Fund”), Nuveen S&P 500 Dynamic Overwrite Fund (the “S&P 500 Dynamic Overwrite Fund”) and Nuveen NASDAQ 100 Dynamic Overwrite Fund (the “NASDAQ 100 Fund”), Nuveen Asset Management, LLC (“NAM”) and, in the case of Nuveen S&P 500 Buy-Write Income Fund (the “S&P 500 Buy-Write Income Fund”), Gateway Investment Advisers, LLC (“Gateway” and, together with NAM, the “Sub-Advisers”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and applicable Sub-Adviser (the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the applicable Fund(s), and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple NAM equity and fixed-income investment teams in June 2014.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund(s), the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

72	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the respective Fund(s). The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. Subject to an exception for the Dow 30 Fund, the Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. With respect to closed-end funds, the Independent Board Members also recognized the importance of the secondary market trading levels for the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. For the Dow 30 Fund, the Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to its benchmark for the quarter, one-, three- and five-year periods ending December 31, 2014 as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the S&P 500 Buy-Write Income Fund, the Board noted that the Fund ranked in the third quartile for the one- and three-year periods and the second quartile in the five-year period. The Fund underperformed its unhedged equity benchmark for the one-, three- and five-year periods as expected given the Fund’s overwrite mandate; however, the Fund outperformed its passive overwrite benchmark in the one-, three- and five-year periods.

For the Dow 30 Fund, the Board noted that the Fund did not have comparable peers and that the Fund underperformed its unhedged equity benchmark for the one-, three- and five-year periods as expected given the Fund’s overwrite strategy.

74	Nuveen Investments

For the S&P 500 Dynamic Overwrite Fund, the Board noted that the Fund ranked in the second quartile for the one-, three- and five-year periods. The Fund underperformed its unhedged equity benchmark for the one-, three- and five-year periods as expected given the Fund’s overwrite mandate; however, the Fund outperformed its passive overwrite benchmark in such periods. Notwithstanding the foregoing, the Board recognized that the Fund was repositioned and the sub-adviser of the Fund changed in 2014 and therefore the past performance prior to such time reflected performance under a different sub-adviser and investment parameters.

For the NASDAQ 100 Fund, the Board noted that, although the Fund underperformed its benchmark over the one-, three- and five-year periods, the Fund ranked in the first quartile for each of such periods.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the S&P 500 Buy-Write Income Fund, the S&P 500 Dynamic Overwrite Fund and the NASDAQ 100 Fund each had a net management fee and net expense ratio below their peer averages, and the Dow 30 Fund had a net management fee below, and a net expense ratio in line with, its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated or unaffiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the respective Sub-Adviser. In

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

With respect to Gateway, the Independent Board Members considered the fees that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid to such Sub-Adviser for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that such fee was the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

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The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including NAM, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to NAM, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year ended December 31, 2014. Similarly, with respect to Gateway, the Independent Board Members considered information regarding the profitability of such Sub-Adviser in providing services to the applicable Nuveen funds as described below. The Independent Board Members considered such Sub-Adviser’s revenues, expenses and profitability margins (pre- and after-tax) for its advisory activities with the applicable Nuveen funds for the calendar years ending 2013 and 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the applicable Sub-Adviser. Accordingly, with respect to NAM, the Independent Board Members considered that such Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Dow 30 Fund, the S&P 500 Dynamic Overwrite Fund and the NASDAQ 100 Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by NAM may also benefit such Funds and shareholders to the extent the research enhanced the ability of NAM to manage such Funds. For NAM, the Independent Board Members noted that such Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

With respect to Gateway, such Sub-Adviser did not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

78	Nuveen Investments

Notes

Nuveen Investments	79

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by     Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-D-0615D        10004-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen S&P 500 Buy-Write Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015